                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                        Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.  19    (File No. 33-30770)                    X

                                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF
1940)

Amendment No.   23   (File No. 811-5897)                                   X


IDS MARKET ADVANTAGE SERIES, INC.
IDS Tower 10
Minneapolis, Minnesota  55440

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810,
Minneapolis, MN 55402-3268

(612) 330-9283

Approximate Date of Proposed Public Offering:

        It is proposed that this filing will become effective (check appropriate box) immediately upon filing pursuant to paragraph (b)

    X on April 1, 1998 pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on (date) paragraph (a)(2) of rule 485.

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.


                                                     PART A

Item No.    Section in Prospectus
1           Cover page of prospectus

2(a)        Sales charge and Fund expenses

 (b)        The Fund in brief
 (c)        The Fund in brief

3(a)        Financial highlights

 (b)        NA

 (c)        Performance
 (d)        Financial highlights

4(a) The Fund in brief; Investment policies and risks; How the Fund is organized
 (b)        Investment policies and risks
 (c)        Investment policies and risks

5(a)        Board members and officers

 (b)(i) Investment manager; About American Express Financial Corporation - General information
 (b)(ii)    Investment manager
 (b)(iii)   Investment manager
 (c)        Portfolio manager
 (d)        Administrator and transfer agent
 (e)        Administrator and transfer agent
 (f)        Distributor
 (g) Investment manager; About American Express Financial Corporation - General information

5A(a)       *
  (b)       *

6(a)        Shares; Voting rights

 (b)        NA
 (c)        NA

 (d)        Voting rights

 (e)        Cover page; Special shareholder services
 (f)        Dividend and capital gain distributions; Reinvestments
 (g)        Taxes
 (h)        Alternative purchase arrangements

7(a)        Distributor
 (b)        Valuing Fund shares

 (c)        How to purchase, exchange or redeem shares

 (d)        How to purchase shares

 (e)        NA

 (f)        Distributor

 (g) Alternative purchase arrangements; Reductions and waivers of the sales charge

8(a)        How to redeem shares
 (b)        NA

 (c)        How to purchase shares: Three ways to invest

 (d)        How  to  purchase,   exchange  or  redeem  shares:Redemption
            policies-"Important...

9           None

                                                     PART B

Item No.    Section in Statement of Additional Information
10          Cover page of SAI

11          Table of Contents

12          NA

13(a)       Additional Investment Policies; all appendices except Dollar-Cost
            Averaging
  (b)       Additional Investment Policies
  (c)       Additional Investment Policies
  (d)       Security Transactions

14(a)       Board members and officers**; Board Members and Officers
  (b)       Board Members and Officers
  (c)       Board Members and Officers

15(a)       NA

  (b)       Principal Holders of Securities, if applicable
  (c)       Board Members and Officers

16(a)(i)    How the Fund is organized; About the American Express Financial
            Corporation**
  (a)(ii)   Agreements: Investment Management Services Agreement, Plan and
            Agreement of Distribution
  (a)(iii)  Agreements: Investment Management Services Agreement
  (b)       Agreements: Investment Management Services Agreement
  (c)       NA
  (d)       Agreements: Administrative Services Agreement, Shareholder Service
            Agreement
  (e)       NA
  (f)       Agreement: Distribution Agreement
  (g)       NA
  (h)       Custodian Agreement; Independent Auditors
  (i)       Agreements: Transfer Agency Agreement; Custodian Agreement
17(a)       Security Transactions

  (b) Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation
  (c)       Security Transactions
  (d)       Security Transactions
  (e)       Security Transactions

18(a)       Shares; Voting rights**
  (b)       NA

19(a)       Investing in the Fund

  (b)       Valuing Fund Shares; Investing in the Fund
  (c)       Redeeming Shares

20          Taxes

21(a)       Agreements: Distribution Agreement
  (b)       NA
  (c)       NA

22(a)       Performance  Information  (for money market  funds only)
  (b)       Performance Information (for all funds except money market funds)

23          Financial Statements

*   Designates information is located in annual report.
**  Designates location in prospectus.

IDS Blue Chip Advantage Fund


Prospectus
April 1, 1998


The goal of IDS Blue Chip Advantage Fund, a part of IDS Market Advantage Series, Inc., is to achieve a long-term total return exceeding that of the U.S. stock market. The Fund invests in common stocks that are included in a broad market index.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Alternative investment option
         Valuing Fund shares

How to purchase, exchange or redeem shares Alternative purchase arrangements How to purchase shares How to exchange shares How to redeem shares Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information

The Fund in brief

Goal

IDS Blue Chip Advantage Fund (the Fund) seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Currently, the Standard & Poor's 500 Stock Price Index (S&P 500) is the market index used to measure the total return of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests in U.S. and foreign common stocks that are included in the market index. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. The investments are based on industry classifications and individual stock analysis. The Fund also invests in derivative instruments and money market instruments.


The investments the Fund makes may involve certain risks. In general, blue chip stocks are considered to represent a lower investment risk and price volatility than non-blue chip stocks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


Manager and distributor


The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $72 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.


Portfolio manager


Guru Baliga joined AEFC in 1991 and serves as vice president and senior portfolio manager. He became portfolio manager of this Fund in September 1994. He also is portfolio manager of Aggressive Growth Portfolio, IDS Small Company Index Fund and is a member of the portfolio management team for Total Return Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                      Class A           Class B          Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)     5%                0%               0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)  0%                5%               0%

Annual Fund operating expenses (as a percentage of average daily net assets):


                              Class A            Class B             Class Y
Management fee                 0.38%              0.38%               0.38%
12b-1 fee                      0.00%              0.75%               0.00%
Other expenses**               0.40%              0.41%               0.33%
Total                          0.78%              1.54%               0.71%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


           1 year    3 years      5 years      10 years
Class A     $58       $74          $ 91          $142
Class B     $66       $89          $104          $163**
Class B*    $16       $49          $ 84          $163**
Class Y     $ 7       $23          $ 40           $89


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

IDS Blue Chip Advantage Fund

                                Fiscal period ended Jan. 31,

                                Per share income and capital changesa

                                                                      Class A
                                     1998      1997      1996      1995     1994      1993     1992    1991b
Net asset value,                    $8.97     $7.62     $5.97     $6.58    $6.20     $5.96    $5.25    $5.00
beginning of period
                                Income from investment operations:
Net investment                       0.10       .09       .11       .11      .10       .10      .12      .10
income (loss)

Net gains (losses)                   1.67      1.69      2.18      (.13)     .79       .50      .96      .25
(both realized
and unrealized)

Total from investment                1.77      1.78      2.29      (.02)     .89       .60     1.08      .35
operations
                                Less distributions:
Dividends from net                   (.10)     (.09)     (.11)     (.11)    (.10)     (.09)    (.12)    (.10)
investment income

Distributions from                  (1.15)     (.34)     (.53)     (.48)    (.41)     (.27)    (.25)      --
realized gains

Total distributions                 (1.25)     (.43)     (.64)     (.59)    (.51)     (.36)    (.37)    (.10)

Net asset value,                    $9.49     $8.97     $7.62     $5.97    $6.58     $6.20    $5.96    $5.25
end of period
                                Ratios/supplemental data
                                                                      Class A
                                     1998      1997     1996       1995     1994      1993     1992    1991b
Net assets, end of period          $1,202      $687     $247       $151     $148      $124      $85      $36
(in millions)

Ratio of expenses to                 .78%      .89%     .96%       .89%    1.03%     1.10%    1.11%c    .85%c
average daily net assetsd

Ratio of net income (loss)          1.03%     1.18%    1.68%      1.77%    1.59%     1.63%    2.01%c   2.93%c,f
to average daily net assets

Portfolio turnover rate              145%      128%     126%       122%     156%      202%     154%     103%
(excluding short-term
securities)

Total returne                       20.2%     23.8%    39.0%      (0.2%)   14.7%     10.2%    21.2%     7.0%

Average brokerage
commission rateg                   $.0512    $.0388      --         --       --        --       --       --

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bInception date. Period from March 5, 1990 to Jan. 31, 1991.


      cDuring portions of the fiscal periods ended Jan. 31, 1992 and 1991, AEFC voluntarily reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses and net investment income would have been 1.17% and 1.95% in 1992 and 1.35% and 2.39% in 1991.

      dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      eTotal return does not reflect payment of a sales charge.

      f Adjusted to an annual basis.

      g Effective  fiscal year 1997, the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.


IDS Blue Chip Advantage Fund

                                Fiscal period ended Jan. 31,
                                Per share income and capital changesa

                                              Class B                                    Class Y
                                    1998       1997       1996b               1998        1997       1996b
Net asset value,                   $8.92      $7.59       $6.30              $8.97       $7.62       $6.30
beginning of period

                                Income from investment operations:
Net investment                       .03        .04         .07                .11         .10         .11
income (loss)

Net gains (losses)                  1.66       1.67        1.83               1.68        1.69        1.86
(both realized and unrealized)

Total from investment               1.69       1.71        1.90               1.79        1.79        1.97
operations
                                Less distributions:
Distributions from net              (.03)      (.04)       (.08)              (.11)       (.10)       (.12)
investment income

Distributions from                 (1.15)      (.34)       (.53)             (1.15)       (.34)       (.53)
realized gains

Total distributions                (1.18)      (.38)       (.61)             (1.26)       (.44)       (.65)

Net asset value,                   $9.43      $8.92       $7.59              $9.50       $8.97       $7.62
end of period

                                Ratios/supplemental data
                                              Class B                                    Class Y
                                    1998       1997       1996b               1998        1997       1996b
Net assets, end of                  $645       $302         $42               $239         $77         $28
period (in millions)

Ratio of expenses to               1.54%      1.65%       1.74%d              .69%        .72%        .80%d
average daily net assetsc

Ratio of net income (loss)          .26%       .39%        .81%d             1.10%       1.33%       1.75%d
to average daily net assets

Portfolio turnover rate             145%       128%        126%               145%        128%        126%
(excluding short-term
securities)

Total returne                      19.3%      22.9%       30.3%              20.4%       24.0%       31.3%

Average brokerage commission      $.0512     $.0388         --              $.0512      $.0388         --
ratef

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bInception date was March 20, 1995.


      cEffective fiscal year 1996, expense ratio is based on total expense of the Fund before reduction of earnings credits on cash balances.

      dAdjusted to an annual basis.

      eTotal return does not reflect payment of a sales charge.

      fEffective  fiscal year 1997,  the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Jan. 31, 1998


Purchase          1 year        5 years         Since
made               ago            ago         inception
-------     ---------------- -------------  -----------------
Blue Chip:
     Class A    +14.21%         +17.62%        +15.92%*
     Class B    +15.32%             --%        +24.58%**
     Class Y    +20.35%             --%        +26.62%**


S&P 500         +26.90%         +20.31%        +17.56%***

*Inception date was March 5, 1990.
**Inception date was March 20, 1995.
***Measurement period started April 1, 1990.


Cumulative total returns as of Jan. 31, 1998


Purchase            1 year        5 years         Since
made                 ago            ago         inception
--------------- -------------- ------------ ----------------

Blue Chip:
     Class A        +14.21%       +125.07%      +221.73%*
     Class B        +15.32%            --%      + 87.94%**
     Class Y        +20.35%            --%      + 96.95%**

S&P 500             +26.90%       +152.06%      +256.28%***


*Inception date was March 5, 1990.
**Inception date was March 20, 1995.
***Measurement period started April 1, 1990.


These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.


For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares

o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks

The Fund invests in common stocks of companies that make up a market index. That index is currently the S&P 500. The Fund will not own stocks of all of the companies in the market index nor will the assets be invested in ways to produce the same market results as the index.

Investment strategy: The investment manager will establish one or more industry classifications for each company whose common stock makes up the market index. The classifications may or may not be the same as the ones given to a company by others. Stocks will be classified into one of at least 25 industries. Normally, the Fund will own stock of 100 or more companies. Cash positions are invested in money market instruments. To the extent practicable, the Fund's total assets are fully invested in stocks with 65% of those being blue chip stocks.

Research analysts employed by the investment manager evaluate companies and assign ratings to each stock based on their opinion of the attractiveness of investing. In structuring the portfolio, the investment manager selects stocks based on the research analyst's recommendations for a particular stock, the weighting of the stock and its industry group in the index, dividend yield, historical volatility and other measures that relate to the stock's historical and expected performance. The portfolio's structure will resemble, not mirror, the index while seeking to maximize the Fund's expected total return relative to the index. The composition of the Fund's portfolio is reviewed at least quarterly to keep the portfolio's structure similar (but not identical) to the index and take advantage of the investment analyst's ratings of the stocks. The dividend yield of the Fund's portfolio, before management fees and expenses are deducted, is expected to be comparable to that of the market index.


The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Blue chip stocks: Blue chip stocks are common stocks included in the market index used by the Fund and issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

Foreign investments: The Fund may invest only in foreign securities that are included in the market index, or which will be included in the index in the near future, or in Canadian money market instruments. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. The Fund may invest up to 20% of its total assets in foreign investments included in the market index.

Derivative instruments: Derivative instruments are used to achieve total return characteristics of the market index. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from an index. A small change in the value of the underlying index will cause a sizable gain or loss in the price of the derivative instrument. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For further information, see the futures appendix in the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and to hold assets until the next restructuring of the portfolio.

Exceptions to purchasing stock in an index: First, if an announcement is made that a stock will be added to the index, the Fund may buy it before it is actually added. Second, if a stock is removed from the index, the Fund may continue to hold it for a short time.

Third, the Fund may receive a distribution of a stock not included in the index from a company whose common stock it owns, in which case the stock may be held for a short time. Fourth, the Fund cannot buy stock of American Express Company because it is the parent company of the investment manager.

The investment policies described above may be changed by the board. The investment manager may change the investment strategy without approval from a majority of the outstanding voting securities or the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Market index: Should the current market index become unavailable for use by the Fund, the board will select a new index to measure the long-term total returns of the U.S. stock market. Shareholders will be given as much notice of such a change as is practicable under the circumstances.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:


o   Securities and assets with available market values are valued on that basis


o   Securities maturing in 60 days or less are valued at amortized cost


o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information

Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases

Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors



Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.


Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                     Sales charges on purchase or redemption

If you purchase Class A shares              If you purchase Class B shares



o You will not have all of your             o All of your money is invested
  purchase price invested.Part of             in shares of stock. However, you
  your purchase price will go to pay          will pay a sales charge if you
  the sales charge. You will not              redeem your shares within six
  pay a sales charge when you                 years of purchase.
  redeem your shares.

o You will be able to take advantage        o No reductions of the sales charge
  of reductions in the sales charge.          are available for large purchases.


If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                Ongoing expenses

If you purchase Class A shares                 If you purchase Class B shares



o Your shares will have a lower                o The distribution and transfer
  expense ratio than Class B shares because      agency fees for Class B  will
  Class A does not pay a distribution            cause your shares to have a
  fee and the transfer agency fee for            higher expense ratio and to pay
  Class A is lower than the fee for Class B.     lower dividends than Class A
  As a result, Class A shares will pay           shares. After eight years,
  higher dividends than Class B shares.          Class B shares will convert to
                                                 Class A shares and will no
                                                 longer be subject to higher
                                                 fees.


You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has

          -    at least $10 million in plan assets or
          -    500 or more participants; or
          -    does not use daily transfer recordkeeping and has
          -    at least $3 million invested in funds of the IDS MUTUAL FUND
               GROUP or
          -    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and theFund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment:    $2,000
                            account) to:                                    Additional investments:$  100
                                                                            Account balances:      $  300*
                            American Express Financial Advisors Inc.        Qualified retirement
                            P.O. Box 74                                     accounts:              none
                            Minneapolis, MN 55440-0074

                            Your financial advisor will help you with this process.

2
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment:  $   100
                                                                            Additional investments:$ 100/
                            o automatic payroll deduction                                   each payment
                                                                            Account balances:       none
                            o bank authorization                             (on active plans of
                                                                            monthly payments)
                            o direct deposit of Social Security check
                                                                            If account balance is below
                            o other plan approved by the Fund$              2,000,  frequency of payments
                                                                            must be at least monthly.

3
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment: $1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).



*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

       Two ways to request an exchange or redemption of shares

1
By letter        Include in your letter:
                 o the name of the fund (s)
                 o the class of shares to be exchanged or
                   redeemed
                 o your account number(s) (for exchanges, both funds must be registered in the same ownership)

                 o your Tax payer Identification Number (TIN)

                 o the  dollar  amount  or  number of  shares  you want to
                   exchange  or redeem

                 o signature of all registered  account owners

                 o for redemptions, indicate how you want your money delivered to you

                 o any paper certificates of shares you hold

                       Regular mail:
                              American Express Shareholder Service
                              Attn: Redemptions
                              P.O. Box 534
                              Minneapolis, MN 55440-0534

                       Express mail:
                              American Express Shareholder Service
                              Attn: Redemptions
                              733 Marquette Ave.
                              Minneapolis, MN 55402


2
By phone
American Express
Financial Advisors
Telephone Transaction Service:
800-437-3133 or 612-671-3800


o The Fund and AEFC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls.
If reasonable procedures are followed, the Fund or AEFC will not be liable for any loss resulting from fraudulent requests.

o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.

o AEFC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o Phone privileges may be modified or discontinued at any time.


                                  Minimum amount
                                  Redemption:     $100

                                  Maximum amount
                                  Redemption:     $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              Three ways to receive payment when you redeem shares

1                            o    Mailed to the address on record
By regular or                o    Payable to names listed on the account
express mail                      NOTE: You will be charged a fee if you
                                  request express mail delivery.

2                            o    Minimum wire redemption: $1,000
 By wire                     o    Request that money be wired to your bank
                             o    Bank account must be in the same ownership as
                                  the IDS fund account NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express
                                  Shareholder Service.

3                            o    Minimum payment: $50
By scheduled                 o    Contact your financial advisor or American
payout plan                       Express Shareholder Serviceto set up regular
                                  payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge

Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*


                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o    the amount you are investing in this Fund now;

o    the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
 - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
 - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.


Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.


o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:


o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries, o Held in a trusteed employee benefit plan, o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
     -   at least 59-1/2 years old, and
     - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
     - redeeming under an approved substantially equal periodic payment arrangement.



Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express                 Redemptions and exchanges, dividend payments
Financial Advisors               or reinvestments and automatic payment
Telephone Transaction Service    arrangements


National/Minnesota:              800-437-3133
Mpls./St. Paul area:             671-3800


TTY Service
For the hearing impaired
800-846-4852


American Express Financial Advisors Easy Access Line
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Fund's net investment income from dividends and interest is distributed to you at the end of each calendar quarter as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).


Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods:
(1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN


                                   Use the Social Security or
For this type of account:          Employer Identification number of:


Individual or joint account        The individual or individuals listed on the
                                   account

Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                     The grantor-trustee (the
                                   person who puts the money
                                   into the trust)

An irrevocable trust,              The legal entity (not the personal
pension trust or estate            representative or trustee, unless no legal
                                   entity is designated in the account title)

Sole proprietorship                The owner

Partnership                        The partnership

Corporate                          The corporation

Association, club or tax-exempt    The organization
organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

Shares

IDS Market Advantage Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Blue Chip Advantage Fund and IDS Small Company Index Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Market Advantage Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights


As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.


Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H.
Dudley, who does not serve the nine IDS Life funds.


Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).



H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.



Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.


Anne P. Jones
Attorney and telecommunications consultant.



Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.


Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary


Leslie L. Ogg*
President of Board Services Corporation.


Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president




Peter J. Anderson*
Senior vice president, AEFC.




Vice president

Frederick C. Quirsfeld*
Vice president, AEFC.

Treasurer

Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.

Investment manager

The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

Assets                Annual rate
(billions)            at each asset level

First    $0.25        0.440%
Next      0.25        0.415
Next      0.25        0.390
Next      0.25        0.365
Over      1.0         0.340


For the fiscal year ended Jan. 31, 1998, the Fund paid AEFC a total investment management fee of 0.38% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o    Class A      $15
         o    Class B      $16
         o    Class Y      $15

Distributor


The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.


Total expenses paid by the Fund's Class A shares for the fiscal year ended Jan. 31, 1998, were 0.78% of its average daily net assets. Expenses for Class B and Class Y were 1.54% and 0.69%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Jan. 31, 1998 were more than $181 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,600 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

IDS Small Company Index Fund


Prospectus
April 1, 1998



The goal of IDS Small Company Index Fund, a part of IDS Market Advantage Series, Inc., is to achieve long-term capital appreciation. The Fund attempts to mirror the performance of the Standard & Poor's Small Capitalization Stock Index(R) (S&P SmallCap 600 Index(R)) by investing in all or a representative group of the equity securities comprising that Index.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Alternative investment option
         Valuing Fund shares

How to purchase, exchange or redeem shares Alternative purchase arrangements How to purchase shares How to exchange shares How to redeem shares Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information


Appendix
         Descriptions of derivative instruments

The Fund in brief

Goal


IDS Small Company Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.


Investment policies and risks


The Fund is a diversified mutual fund that invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index* (Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads.

Because the Fund invests in many of the stocks included in the Index, your investment will be subject to the risks of investments in such companies. Some of the companies included in the Index do not have the financial strength needed to do well in difficult times and larger companies typically offer more price stability. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Stock Price Index, which includes stock of larger, more established firms. Small-capitalization companies also often sell limited numbers of products, which can make it harder for them to compete with medium and large companies. An index fund holding all or a representative group of the 600 stocks in the Index, like the Fund, reduces certain risks of a more actively managed fund, such as the risk of individual stock selection and seeks to provide investors with returns corresponding to the performance of the smaller-sized company sector of the market. It is not the Fund's intention to replicate the Index at all times.

*"Standard & Poor's", "Standard & Poor's Small Capitalization Stock Index" and "S&P SmallCap 600" are trademarks of McGraw-Hill, Inc. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


Manager and distributor


The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $72 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager


Guru Baliga joined AEFC in 1991 and serves as vice president and senior portfolio manager. He became portfolio manager of this Fund and Aggressive Growth Portfolio in August 1996. He has been portfolio manager of IDS Blue Chip Advantage Fund since 1994. He was appointed to the portfolio management team of Total Return Portfolio in 1995.


Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses


                                          Class A     Class B       Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)          5%          0%           0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)       0%          5%           0%

Annual Fund operating expenses (as a percentage of average daily net assets):

                              Class A            Class B             Class Y
Management fee**               0.33%              0.33%               0.33%
12b-1 fee                      0.00%              0.75%               0.00%
Other expenses***              0.67%              0.68%               0.59%
Total****                      1.00%              1.76%               0.92%


*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **Absent fee waivers, the management fee would be 0.38% for each class. ***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997. ****AEFC and AEFA have agreed to waive certain fees and reimburse expenses, with the exception of 12b-1 fees, for a minimum period ending July 31, 1998 to the extent that total expenses exceed
1.00 % for Class A shares, 1.76% for Class B shares and .92% for Class Y shares. Any waiver or reimbursement applies to each class on a pro rata basis. Absent fee waivers and expense reimbursements, total expenses would have been 1.05% for Class A, 1.81% for Class B and .92% for Class Y.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


                1 year      3 years      5 years        10 years
Class A         $60           $80          $103           $167
Class B         $68           $95          $116           $188**
Class B*        $18           $55          $ 96           $188**
Class Y         $ 9           $29          $ 51           $114


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                                  Fiscal period ended Jan. 31,
                                  Per share income and capital changesa

                                    Class A                     Class B                      Class Y
                                1998      1997b              1998     1997b               1998     1997b
Net asset value,
beginning of period            $5.51      $5.00             $5.50     $5.00              $5.51     $5.00

                             Income from investment operations:

Net investment income (loss)      --        .02              (.05)      .02                 --       .02

Net gains (losses) (both        1.05        .52              1.04       .50               1.05       .52
realized and unrealized)

Total from investment           1.05        .54               .99       .52               1.05       .54
operations

                             Less distributions:
Dividends from net                --       (.03)               --      (.02)                --      (.03)
investment income

Distributions from              (.09)        --              (.09)       --               (.09)       --
realized gains

Total distributions             (.09)      (.03)             (.09)     (.02)              (.09)     (.03)

Net asset value,               $6.47      $5.51             $6.40     $5.50              $6.47     $5.51
end of period

                             Ratios/supplemental data

                                   Class A                      Class B                      Class Y
                                1998      1997b              1998     1997b               1998     1997b

Net assets, end of              $391        $95              $225       $42                 $1        --
period (in millions)

Ratio of expenses to           1.00f      1.00%c,f          1.76f     1.76%c,f            .92f       .82%c,f
average daily net assetsd

Ratio of net income (loss) to  (.05%)     1.55%c            (.81%)     .63%c              .01%      1.93%c
average daily net assets

Portfolio turnover rate          25%        48%               25%       48%                25%        48%
(excluding short-term
securities)

Total returne                  19.0%      10.8%             18.1%     10.5%              19.1%      10.9%

Average brokerage             $.0340     $.0266            $.0340    $.0266             $.0340     $.0266
commission rateg

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bInception date. Period from Aug. 19, 1996 to Jan. 31, 1997.

      cAdjusted to an annual basis.

      dExpense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      eTotal return does not reflect payment of a sales charge.

      f AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.05% and 1.48% for Class A, 1.81% and 2.60% for Class B, and .92% and 1.22 for Class Y, for the year ended 1998 and the period ended 1997, respectively.

      gThe Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

      The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Jan. 31, 1998


Purchase                        1 year          Since
made                            ago             inception
-------------------------- --------------- ---------------
Small Company Index:
     Class A                    +13.05%         +16.81%*
     Class B                    +14.12%         +17.56%*
     Class Y                    +19.13%         +21.11%*
S&P Small Cap 600 Index         +21.12%         +23.61%**


*Inception date was Aug. 19, 1996.
**Measurement period started Sept. 1, 1996


Cumulative total returns as of Jan. 31, 1998


Purchase                     1 year             Since
made                         ago                inception
--------------------- ------------------     ---------------
Small Company Index:
     Class A                 +13.05%            +25.31%*
     Class B                 +14.12%            +26.48%*
     Class Y                 +19.13%            +32.07%*
S&P Small Cap 600 Index      +21.12%            +35.84%**

*Inception date was Aug. 19, 1996.
**Measurement period started Sept. 1, 1996


These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.


Standard & Poor's Small Cap 600 Index is an unmanaged market-weighted index, with each stock affecting the Index in proportion to its market value. Standard & Poor's Corporation is responsible for selecting and maintaining the list of stocks to be included in the Index. Inclusion in the Index in no way implies an opinion by Standard & Poor's Corporation as to attractiveness as an investment. This unmanaged index tracks the common stock performance of 600 small-capitalized U.S. companies in various industries. The Fund may invest in common stocks that may not be listed in the Index. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Standard & Poor's.


Investment policies and risks


The Fund invests primarily in a representative group of stocks comprising the Index. The Fund is not managed according to traditional methods of "active" investment management. Instead, it follows a passive or indexing investment approach under which stocks are generally purchased or sold in order to match the performance of the Index. Generally, the investment manager will not select securities for the Fund's portfolio based upon traditional economic, financial and market analyses or forecasting.

The Fund seeks to mirror the performance of the Index by replicating the Index or by investing in a statistically selected sample of the approximately 600 stocks included in the Index. The Fund will invest in as many stocks as necessary to closely track the performance of the Index. Under normal market conditions, the Fund will invest at least 80% of its net assets in stocks of issuers that comprise the Index. As part of its investment strategy, the Fund also may hold cash or its equivalent or invest in short-term fixed income securities, which may cause its performance to differ from that of the Index. The Fund will attempt to minimize any such differences through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index futures contracts.

In addition, the Fund may purchase and sell options on equity securities, lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis. These techniques are described below under "Facts about investments and their risks" and further information about some of them is included in the SAI.


The stocks of the Index included in the Fund's investment portfolio may be selected by utilizing statistical sampling. The Fund generally will select stocks by closely approximating the risks, fundamentals, industry weightings and other characteristics of the stocks listed on the Index. Over the long term, AEFC seeks a correlation between the performance of the Fund and that of the Index of 0.95 or better. It is not possible to attain a perfect correlation between the performance of the Fund and the Index on a regular basis. In the unlikely event that a correlation of 0.95 or better is not achieved, the board will consider alternative arrangements.

While the Fund will not precisely match the Index's performance, the Fund will attempt to minimize the variation between its performance and that of the Index. The Fund's ability to mirror performance of the Index may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and tax liability from capital gain distributions, and changes in securities markets and the Index itself.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


Facts about investments and their risks



Small-capitalization common stocks: Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Among the reasons for greater price volatility of stocks of smaller companies are the less than certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater exposure of small-size companies to changing economic conditions. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, some of the securities in which the Fund invests involve substantial risk and may be considered speculative.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.


The investment policies described above, including the Fund's investment in stocks listed on the Index, may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:


o   Securities and assets with available market values are valued on that basis


o   Securities maturing in 60 days or less are valued at amortized cost


o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information

Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases


Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

         Sales charges on purchase or redemption

If you purchase Class A shares              If you purchase Class B shares

o You will not have all of your             o All of your money is invested
  purchase price invested.Part of             in shares of stock. However, you
  your purchase price will go to pay          will pay a sales charge if you
  the sales charge. You will not              redeem your shares within six
  pay a sales charge when you                 years of purchase.
  redeem your shares.

o You will be able to take advantage        o No reductions of the sales charge
  of reductions in the sales charge.          are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                             Ongoing expenses

If you purchase Class A shares                 If you purchase Class B shares

o Your shares will have a lower                o The distribution and transfer
  expense ratio than Class B shares because      agency fees for Class B  will
  Class A does not pay a distribution            cause your shares to have a
  fee and the transfer agency fee for            higher expense ratio and to pay
  Class A is lower than the fee for Class B.     lower dividends than Class A
  As a result, Class A shares will pay           shares. After eight years,
  higher dividends than Class B shares.          Class B shares will convert to
                                                 Class A shares and will no
                                                 longer be subject to higher
                                                 fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


o    Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         -   at least $10 million in plan assets or
         -   500 or more participants; or
         -   does not use daily transfer recordkeeping and has
         - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
         -   500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment:   $2,000
                            account) to:                                    Additional investments: $100
                                                                            Account balances:       $300*
                            American Express Financial Advisors Inc.
                            P.O. Box 74                                     Qualified retirement
                            Minneapolis, MN 55440-0074                      accounts:               none

                            Your financial advisor will help you with this process.


2
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment:     $100
                                                                            Additional investments: $100/
                            o automatic payroll deduction                                   each payment
                                                                            Account balances:       none
                            o bank authorization                             (on active plans of
                                                                            monthly payments)

                            o direct deposit of Social Security check
                                                                            If account balance is below
                            o other plan approved by the Fund               $2,000, frequency of payments
                                                                            must be at least monthly.



3
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment: $1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).


*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.


How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                         Two ways to request an exchange or redemption of shares

1
By letter                         Include in your letter:
                                  o the name of the fund (s)
                                  o the class of shares to be exchanged or
                                    redeemed
                                  o your account number(s) (for exchanges, both
                                    funds must be registered in the same
                                    ownership)
                                  o your Taxpayer Identification
                                    Number (TIN)
                                  o the dollar amount or number of
                                    shares you want to exchange or redeem
                                  o signature of all registered account owners
                                  o for redemptions, indicate how you want your
                                    money delivered to you
                                  o any paper certificates of shares you hold

                                  Regular mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         P.O. Box 534
                                         Minneapolis, MN 55440-0534

                                  Express mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         733 Marquette Ave.
                                         Minneapolis, MN 55402

2
By phone
American Express Financial Advisors
Telephone Transaction Service
800-437-3133 or 612-671-3800

o The Fund and AEFC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls.
If reasonable procedures are followed, the Fund or AEFC will not be liable for any loss resulting from fraudulent requests.


o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.

o AEFC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o Phone privileges may be modified or discontinued at any time.


                                  Minimum amount
                                  Redemption:     $100

                                  Maximum amount
                                  Redemption:     $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              Three ways to receive payment when you redeem shares

1                            o    Mailed to the address on record
By regular or                o    Payable to names listed on the account
express mail                      NOTE: You will be charged a fee if you request
                                  express mail delivery.

2                            o    Minimum wire redemption: $1,000
By wire                      o    Request that money be wired to your bank
                             o    Bank account must be in the same ownership as
                                  the IDS fund account NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express
                                  Shareholder Service.

3                            o    Minimum payment: $50
By scheduled                 o    Contact your financial advisor or American
payout plan                       Express Shareholder Serviceto set up regular
                                  payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:


Total investment                    Sales charge as a
                                    percentage of:*


                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o    the amount you are investing in this Fund now;

o    the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
 - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
 - in a qualified plan where American
   Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.


Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.


o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.


Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries, o Held in a trusteed employee benefit plan, o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
     -   at least 59-1/2 years old, and
     - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
     - redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express                 Redemptions and exchanges, dividend payments
Financial Advisors               or reinvestments and automatic payment
Telephone Transaction Service    arrangements


National/Minnesota:              800-437-3133
Mpls./St. Paul area:             671-3800


TTY Service
For the hearing impaired
800-846-4852


American Express Financial Advisors Easy Access Line
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Fund's net investment income from dividends and interest is distributed to you by the end of the calendar year as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.



If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                             Use the Social Security or
For this type of account:                    Employer Identification number of:

Individual or joint account                  The individual or individuals
                                             listed on the account

Custodian account of a minor (Uniform        The minor
Gifts/Transfers to Minors Act)

A living trust                               The grantor-trustee (the
                                             person who puts the money
                                             into the trust)

An irrevocable trust,                        The legal entity (not the personal
pension trust or estate                      representative or trustee, unless
                                             no legal entity is designated in
                                             the account title)

Sole proprietorship                          The owner

Partnership                                  The partnership

Corporate                                    The corporation

Association,club or tax-exempt organization  The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

Shares

IDS Market Advantage Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Blue Chip Advantage Fund and IDS Small Company Index Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Market Advantage Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H.
Dudley, who does not serve the nine IDS Life funds.


Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.



Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.


Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.


Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.


Officer


Vice president, general counsel and secretary


Leslie L. Ogg*
President of Board Services Corporation.


Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.


William H. Dudley*
Senior advisor to the chief executive officer, AEFC.


David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.


Frederick C. Quirsfeld*
Vice President, AEFC.

Treasurer



Matthew N. Karstetter*
Vice president, AEFC.


Refer to the SAI for the board members' and officers' biographies.


* Interested person as defined by the Investment Company Act of 1940.


Investment manager

The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

Assets                Annual rate
(billions)at each asset level

First    $0.25        0.38%
Next      0.25        0.37
Next      0.25        0.36
Next      0.25        0.35
Over      1.0         0.34


For the fiscal year ended Jan. 31, 1998, the Fund paid AEFC a total investment management fee, after waiver, of 0.33% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.10% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o    Class A      $15
         o    Class B      $16
         o    Class Y      $15

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Jan. 31, 1998, were 1.00% of its average daily net assets. Expenses for Class B and Class Y were 1.76% and 0.92%, respectively.


About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Jan. 31, 1998 were more than $181 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,600 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                    IDS MARKET ADVANTAGE SERIES, INC.

                                    STATEMENT OF ADDITIONAL INFORMATION

                                                    FOR

                                       IDS BLUE CHIP ADVANTAGE FUND


                                               April 1, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated April 1, 1998, and it is to be used with the prospectus dated April 1, 1998, and the Annual Report for the fiscal year ended Jan. 31, 1998.

IDS Market Advantage Series, Inc.
        IDS Blue Chip Advantage Fund
                                            TABLE OF CONTENTS

Goal and Investment Policies....................................See Prospectus

Additional Investment Policies.......................... .....................3

Security Transactions.........................................................6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................................7

Performance Information.......................................................8

Valuing Fund Shares...........................................................9

Investing in the Fund........................................................11

Redeeming Shares.............................................................15

Pay-out Plans................................................................16

Taxes........................................................................17

Agreements...................................................................19

Organizational Information...................................................21

Board Members and Officers...................................................22

Compensation for Fund Board Members..........................................25

Independent Auditors.........................................................26

Financial Statements..........................................See Annual Report

Prospectus...................................................................26

Appendix A:  Stock Index Futures Contracts and Related Call Options..........27

Appendix B:  Dollar-Cost Averaging...........................................31

ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Blue Chip Advantage Fund, (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

`Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board, the Fund will not:


`Buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.


`Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market value. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.


`Invest more than 10% of its total assets in securities of investment companies. The Fund has no current intention to invest in securities of other investment companies.


`Invest more than 5% of its net assets in warrants.

`Invest in exploration or development programs, such as oil, gas or mineral leases.

`Purchase securities of an issuer if the board members and officers of the Fund and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

`Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.


The Fund may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion on stock index futures contracts and related call options, see Appendix A.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC has determined that due to the unique nature of the Fund it is in the best interest of this Fund to execute through a single or a limited number of brokers at an agreed upon favorable commission rate.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.


The Fund paid total brokerage commissions of $4,523,705 for the fiscal year ended Jan. 31, 1998, $1,362,614 for the fiscal year 1997, and $6,144 for the fiscal year 1996. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 1998, transactions amounting to $30,693,000, on which $42,569 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the fiscal year ended Jan. 31, 1998, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                               Value of Securities owned at
Name of Issuer                                       End of Fiscal Year
BankAmerica                                           $46,588,574
First Chicago NBD                                      38,812,463

The portfolio turnover rate was 145% in the fiscal year ended Jan. 31, 1998, and 128% in fiscal year 1997. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                          For the Fiscal Year Ended Jan. 31,

                                                 1998                             1997            1996
                              -------------------------------------------     ------------    ------------

                                   Percent of
                                    Aggregate
                                  Dollar Amount
                            Aggregate       Percent of      of               Aggregate       Aggregate
                            Dollar Amount   Aggregate       Transactions     Dollar Amount   Dollar Amount
                 Nature     of              Brokerage       Involving        of              of
Broker           of         Commissions     Commissions     Payment of       Commissions     Commissions
------                                      -----------
                 Affiliation Paid to Broker                 Commissions      Paid to Broker  Paid to Broker
                 -------------------------                  -----------      --------------  --------------
American         (1)        $332,604             7.35%           12.03%      $43,722              $0
Enterprise
Investment
Services Inc.


(1)      Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance for the Fund. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

The total return of the S&P 500 is calculated by several sources. The Fund will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. For periods after 1987, total return on the S&P 500 is determined by reinvesting cash dividends paid on stocks on the ex-dividend date - that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. For periods before 1988, S&P calculated total return by compiling actual dividends on a quarterly basis and assumed they were reinvested as of the end of a particular quarter. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                  ERV - P
                                                     P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Feb. 2, 1998, the first business day following the end of the fiscal year, the computation looked like this:


                   Net assets                          Shares
                   before                              outstanding at                      Net asset value
                   shareholder                         the end of                          of one share
                   transactions                        previous day
                   ----------------- ----------------- ----------------- ----------------- -----------------
Class A            $1,225,937,431    divided by        126,581,046       equals            $9.685
Class B                657,425,347                       68,332,330                         9.621
Class Y               243,353,017                        25,111,239                         9.691

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Feb. 2, 1998, was determined by dividing the net asset value of one share, $9.685, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $10.19. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:
                                                 Within each
                                          increment, sales charge
                                           as a percentage of:
                                          Public                  Net
Amount of Investment                  Offering Price         Amount invested
--------------------                  --------------         ---------------
First      $      50,000                  5.0%                       5.26%
Next              50,000                  4.5                        4.71
Next             400,000                  3.8                        3.95
Next             500,000                  2.0                        2.04
$1,000,000 or more                        0.0                        0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.
                                             On total investment,
                                             sales charge as a
                                             percentage of:
                                           Public                  Net
                                        Offering Price         Amount invested
Amount of Investment                                             ranges from:
--------------------                                             ------------
First      $      50,000                     5.00%                 5.26%
Next              50,000 to 100,000        5.00-4.50             5.26-4.71
Next             100,000 to 500,000        4.50-3.80             4.71-3.95
Next             500,000 to 999,999        3.80-2.00             3.95-2.04
$1,000,000 or more                           0.00                  0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                        4%               0%
$1 million or more                          0%               0%

-------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan. Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs


After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.


How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix B.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES


If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


Retirement Accounts


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Jan. 31, 1998, 18.75% of the Fund's net investment income dividends qualified for the corporate deduction.


Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets                      Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.440%
Next         0.25                 0.415
Next         0.25                 0.390
Next         0.25                 0.365
Over         1.0                  0.340

On Jan. 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.370% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


The management fee is paid monthly. Under the agreement, the total amount paid was $5,953,408 for the fiscal year ended Jan. 31, 1998, $2,565,671 for fiscal year 1997, and $951,438 for fiscal year 1996.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $887,606 for the fiscal year ended Jan. 31, 1998, $646,315 for fiscal year 1997, and $264,215 for fiscal year 1996.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.040%
Next         0.25                 0.035
Next         0.25                 0.030
Next         0.25                 0.025
Over         1.0                  0.020

On Jan. 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.026% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $450,673 for the fiscal year ended Jan. 31, 1998.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $2,203,371 for the fiscal year ended Jan. 31, 1998.


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $8,090,835 for the fiscal year ended Jan. 31, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(822,617). The amounts were $5,916,606 and $(1,403,139) for fiscal year 1997, and $1,265,670 and
$1,046,290 for fiscal year 1996.


Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Jan. 31, 1998, under the agreement, the Fund paid fees of $3,544,614.

Custodian Agreement


The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses


The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $15,640,405 for the fiscal year ended Jan. 31, 1998.


ORGANIZATIONAL INFORMATION


IDS Market Advantage Series, Inc., of which IDS Blue Chip Advantage Fund is a part, is an open-end management investment company, as defined in the 1940 Act. It was incorporated on Aug. 25, 1989 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN


Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, and Union Pacific Resources.


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.



David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican
Leader,  U.S.  Senate.   Director,   PacifiCorp   (electric  power)  and  Biogen
(pharmaceuticals).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.



Fredrick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president-taxable mutual fund investments of AEFC. He joined AEFC in 1985 and serves as senior portfolio manager. He manages IDS Bond Fund and is a member of the portfolio management team for Total Return Portfolio. Vice president-fixed income investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.


COMPENSATION FOR FUND BOARD MEMBERS


Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $1,000 and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investments Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $10.00. Expenses for attending meetings are reimbursed.

During the fiscal year ended Jan. 31, 1998, the independent members of the board, for attending up to 30 meetings, received the following compensation:


                                            Compensation Table

                                                                                                             Total cash

                                                                                                             compensation from
                          Aggregate           Aggregate            Pension or           Estimated annual     the IDS MUTUAL
                          compensations       compensations from   Retirement           benefit upon         FUND GROUP and
Board member              from the Fund       the Portfolio        benefits accrued     retirement           Preferred Master
                                                                   as Fund expenses                          Trust Group
------------------------- ------------------- -------------------- -------------------- -------------------- --------------------
H. Brewster Atwater, Jr.  $1,304              $0                   $0                   $0                   $101,100
Lynne V. Cheney           1,184               0                    0                    0                      95,200
Robert F. Froehlke        1,087               0                    0                    0                      86,800
Heinz F. Hutter           1,404               0                    0                    0                     107,000
Anne P. Jones             1,338               0                    0                    0                     104,500
Melvin R. Laird             895               0                    0                    0                      74,100
Alan K. Simpson           1,080               0                    0                    0                      88,700
Edson W. Spencer          1,790               0                    0                    0                     129,800
Wheelock Whitney          1,454               0                    0                    0                     110,100
C. Angus Wurtele          1,429               0                    0                    0                     108,400




On Jan. 31, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended Jan. 31, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Jan. 31, 1998, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Blue Chip Advantage Fund, dated April 1, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

STOCK INDEX FUTURES CONTRACTS AND RELATED CALL OPTIONS

The Fund may buy stock index futures contracts (futures contracts), buy call options on futures contracts and buy call options on stock indexes.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 148 on that future date, the Fund will lose $500 x (150-148) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. However, the Fund would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to the market. For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

How the Fund Would Use Stock Index Futures Contracts. The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to changes in the market. For example, the Fund may find itself with a high cash position because of new purchases of Fund shares. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed.

Special Risks of Transactions in Stock Index Futures Contracts.

1. Liquidity. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. Further, there is no guarantee the price of the securities will correlate with the price movements in the futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period. In addition, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Fund will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising an option, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a stock index futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on stock index futures contracts and stock indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Fund than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity, the fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX B

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

------------------         ------------------------         -------------------
Regular                           Market Price                         Shares
Investment                         of a Share                         Acquired
------------------         ------------------------         -------------------
     $100                              $6.00                               16.7
      100                               4.00                               25.0
      100                               4.00                               25.0
      100                               6.00                               16.7
      100                               5.00                               20.0
     ----                           --------                             ------
     $500                             $25.00                              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

                        IDS MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                          IDS SMALL COMPANY INDEX FUND


                                  April 1, 1998


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated April 1, 1998, and it is to be used with the prospectus dated April 1, 1998, and the Annual Report for the fiscal year ended Jan. 31, 1998.

IDS Small Company Index Fund

                                TABLE OF CONTENTS

Goal and Investment Policies...................................See Prospectus

Additional Investment Policies............................................p.  3

Security Transactions.....................................................p.  6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation....................................p.  8

Performance Information...................................................p.  9

Valuing Fund Shares.......................................................p. 11

Investing in the Fund.....................................................p. 13

Redeeming Shares..........................................................p. 17

Pay-out Plans.............................................................p. 18

Taxes.....................................................................p. 19

Agreements................................................................p. 20

Organizational Information................................................p. 23

Board Members and Officers................................................p. 24

Compensation for Fund Board Members.......................................p. 28

Independent Auditors......................................................p. 28

Financial Statements..........................................See Annual Report

Prospectus................................................................p. 29

Appendix A: Options and Stock Index Futures Contracts.....................p. 30

Appendix B: Dollar-Cost Averaging.........................................p. 37

ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Small Company Index Fund, (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.


`Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board, the Fund will not:


Buy on margin or sell short, except the Fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


Invest more than 10% of its total assets in securities of investment companies. The Fund has no current intention to invest in securities of other investment companies.


Invest in a company to control or manage it.

Invest in exploration or development programs, such as oil, gas or mineral leases.

Invest more than 5% of its net assets in warrants.

Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, nonnegotiable fixed-time deposits, over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only, fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.


In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.


The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investment in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

The Fund may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion of options and stock index futures contracts, see Appendix A.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.


Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other accounts advised by AEFC or any AEFC subsidiary. When the Fund buys or sells the same security as another Fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Fund paid total brokerage commissions of $471,412 for the fiscal year ended Jan. 31, 1998, and $148,303 for the period from Aug. 19, 1996 to Jan. 31, 1997.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the fiscal year ended Jan. 31, 1998, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                    Value of Securities owned at
Name of Issuer                                            End of Fiscal Year
Morgan Stanley Group                                          $1,789,880
Piper Jaffray Cos.                                            1,168,000
Raymond James Financial                                       1,937,269

The portfolio turnover rate was 25% in the fiscal year ended Jan. 31, 1998, and 48% in fiscal period 1997.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.


PERFORMANCE INFORMATION


The Fund may quote various performance figures to illustrate past performance. Average annual total return used by the Fund will be based on standardized methods of computing performance as required by the SEC. An explanation of these methods used by the Fund to compute performance follows below.


Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Standard & Poor's Small Capitalization Stock(R) Index total return


The Standard & Poor's Small Capitalization Stock Index ("S&P SmallCap 600(R) Index") consists of 600 domestic stocks chosen for market size, liquidity (bid/asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market value weighted index.

The S&P Small Cap 600 Index is valued at the end of every day using composite prices and available shares. A geometric rate of return is calculated from the daily valuations.

S&P uses the ex-dividend date rather than the payment date to determine the total daily dividends for each day because the marketplace price adjustment for the dividend occurs on the ex-date. Treatment of special dividends, such as stock dividends and extraordinary dividends, paid by companies in the S&P SmallCap 600 Index is decided on a case-by-case basis.


The S&P SmallCap 600 Index total-return calculation assumes the reinvestment of dividends on a daily basis. Monthly, quarterly, and annual total-return numbers for the S&P SmallCap 600 Index are calculated by daily compounding of the reinvested dividends. The year-to-date total-return index is also calculated assuming daily reinvestment of dividends; however, the base period is the last day of the prior year.


The total return calculations for the S&P SmallCap 600 Index industry groups are calculated with dividends reinvested on a MONTHLY, not a daily basis. The quarterly and annual industry total return numbers are calculated by compounding the monthly total returns.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. The S&P SmallCap 600 Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, BusinessWeek, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Feb. 2, 1998, the first business day following the end of the fiscal year, the computation looked like this:

                   Net assets before                    Shares
                   shareholder                          outstanding at                      Net asset
                   transactions                         the end of                          value of one
                                                        previous day                        share
                   ------------------- ---------------- ----------------- ----------------- ----------------
Class A            $396,503,575        divided by       60,534,897             equals       $6.55
Class B              227,670,991                        35,080,276                           6.49
Class Y                  808,809                           123,294                           6.56



In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.


`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.


`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000 made Feb. 2, 1998 was determined by dividing the net asset value of one share $6.55 by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $6.89. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                               Within each
                                              increment, sales
                                              charge as a
                                              percentage of:
                                             Public                  Net
Amount of Investment                   Offering Price         Amount invested
--------------------                   --------------         ---------------
First           $ 50,000                   5.0%                       5.26%
Next              50,000                   4.5                        4.71
Next             400,000                   3.8                        3.95
Next             500,000                   2.0                        2.04
$1,000,000 or more                         0.00                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                           On total
                                       investment, sales
                                       charge as a percentage
                                       of:
                                            Public                 Net
                                         Offering Price       Amount Invested
Amount of Investment                      ranges from:
--------------------                      ------------
First           $ 50,000                     5.00%               5.26%
Next              50,000 to 100,000        5.00-4.50           5.26-4.71
Next             100,000 to 500,000        4.50-3.80           4.71-3.95
Next             500,000 to 999,999        3.80-2.00           3.95-2.04
$1,000,000 or more                         0.00                   0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge only applies to plans with less than $1 million in assets and fewer than 100 participants.

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased trustees, board members, officers or employees of the Fund or AEFC or its subsidiaries and of deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the Funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.


Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs


After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.


How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix B.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;


Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or


`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES


If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


Retirement Accounts


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Jan. 31, 1998, 23.42% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets                      Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.380%
Next         0.25                 0.370
Next         0.25                 0.360
Next         0.25                 0.350
Over         1.0                  0.340

On Jan. 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.33% on an annual basis. Absent fee waivers, the management fee would be 0.38%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the net amount paid, absent fee waivers, was $1,080,910 for the fiscal year ended Jan. 31, 1998, and $101,385 for the period from Aug. 19, 1996 to Jan. 31, 1997.

Under the current Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; Fund office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities to the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $628,519 for the fiscal year ended Jan. 31, 1998, and $39,011 for the period from Aug. 19, 1996 to Jan. 31, 1997.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administrative and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.10%
Next         0.25                 0.08
Next         0.25                 0.06
Next         0.25                 0.04
Over         1.0                  0.02


On Jan. 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.084% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $324,356 for the fiscal year ended Jan. 31, 1998.

Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $760,936 for the fiscal year ended Jan. 31, 1998.


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $4,106,630 for the fiscal year ended Jan. 31, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(432,620). The amounts were $1,114,087 and $(255,297) for fiscal period 1997.


Shareholder Service Agreement



The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution


For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Jan. 31, 1998, under the agreement, the Fund paid fees of $908,232.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses


The Fund paid total fees and nonadvisory expenses, net of earnings credits and waivers, of $4,307,743 for the fiscal year ended Jan. 31, 1998.


ORGANIZATIONAL INFORMATION


IDS Market Advantage Series, Inc., of which IDS Small Company Index Fund is a part, is an open-end management investment company, as defined in the 1940 Act. It was incorporated on Aug. 25, 1989 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN


Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.


Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.



David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).


Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY


Former three-term United States Senator for Wyoming. Former Assistant Republican
Leader,  U.S.  Senate.   Director,   PacifiCorp   (electric  power)  and  Biogen
(pharmaceuticals).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).


C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.



Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president-taxable mutual fund investments of AEFC. He joined AEFC in 1985 and serves as senior portfolio manager. He manages IDS Bond Fund and is a member of the portfolio management team for Total Return Portfolio. Vice president-fixed income investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS


Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $300 and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investments Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $3. Expenses for attending meetings are reimbursed.

During the fiscal year ended Jan. 31, 1998, the independent members of the board, for attending up to 30 meetings, received the following compensation:


                               Compensation Table

                                                                                            Total cash
                                                                                         compensation from
                            Aggregate            Pension or                               the IDS MUTUAL
                        compensation from        Retirement         Estimated annual      FUND GROUP and
Board member                 the Fund         benefits accrued        benefit upon       Preferred Master
                                              as Fund expenses         retirement           Trust Group
---------------------- --------------------- -------------------- --------------------- --------------------

H. Brewster Atwater,          $  968                 $0                    $0                 $101,100
Jr.
Lynne V. Cheney                  826                  0                    0                    95,200
Robert F. Froehlke               834                  0                    0                    86,800
Heinz F. Hutter                1,068                  0                    0                   107,000
Anne P. Jones                    977                  0                    0                   104,500
Melvin R. Laird                  655                  0                    0                    74,100
Alan K. Simpson                  725                  0                    0                    88,700
Edson W. Spencer               1,454                  0                    0                   129,800
Wheelock Whitney               1,118                  0                    0                   110,100
C. Angus Wurtele               1,093                  0                    0                   108,400

On Jan. 31, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS


The financial statements contained in the Annual Report to shareholders for the fiscal year ended Jan. 31, 1998, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Jan. 31, 1998, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Small Company Index Fund, dated April 1, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

OPTIONS AND STOCK INDEX FUTURES CONTRACTS


The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.


OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.


Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

`All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

`The Fund will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)



Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Fund. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into futures contracts. However, the Fund would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.


How the Fund Would Use Stock Index Futures Contracts. The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.


The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.


Special Risks of Transactions in Stock Index Futures Contracts


1. Liquidity. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a gain or a loss.


Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.


Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Fund could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the investment manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's securities sought to be hedged. It also is possible that if the Fund has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Fund will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Fund than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX B

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

-----------------              ---------------------        -------------------
Regular                             Market Price                         Shares
Investment                           of a Share                         Acquired
-----------------              -----------------------       ------------------
     $100                              $6.00                               16.7
      100                               4.00                               25.0
      100                               4.00                               25.0
      100                               6.00                               16.7
      100                               5.00                               20.0
     ----                           --------                             ------
     $500                             $25.00                              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

      Independent auditors' report

      The board and shareholders
      IDS Market Advantage Series, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Blue Chip Advantage Fund (a series of IDS Market Advantage Series, Inc.) as of January 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the seven-year period ended January 31, 1998, and for the period from March 5, 1990 (commencement of operations) to January 31, 1991. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Blue Chip Advantage Fund at January 31, 1998, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      March 6, 1998


(This annual report is not part of the prospectus.)


      Financial statements

      Statement of assets and liabilities
      IDS Blue Chip Advantage Fund
      Jan. 31, 1998

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $1,881,834,046)                                                          $2,050,916,956
 Cash in bank on demand deposit                                                                      4,466,544
 Dividends and accrued interest receivable                                                           2,245,172
 Receivable for investment securities sold                                                          39,580,814
                                                                                                    ----------
 Total assets                                                                                   $2,097,209,486
                                                                                                --------------

                                  Liabilities

 Payable for investment securities purchased                                                        11,817,969
 Accrued investment management services fee                                                             21,043
 Accrued distribution fee                                                                               13,157
 Accrued service fee                                                                                     9,441
 Accrued transfer agency fee                                                                             7,666
 Accrued administrative services fee                                                                     1,479
 Other accrued expenses                                                                                370,099
                                                                                                       -------
 Total liabilities                                                                                  12,240,854
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $2,084,968,632
                                                                                                ==============

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                     $    2,200,246
 Additional paid-in capital                                                                      1,877,787,394
 Undistributed net investment income                                                                   469,238
 Accumulated net realized gain (loss)                                                               35,179,241
 Unrealized appreciation (depreciation) on investments (Note 4)                                    169,332,513
                                                             -                                     -----------
 Total-- representing net assets applicable to outstanding capital stock                        $2,084,968,632
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,201,863,808
                                                          Class B                               $  644,545,273
                                                          Class Y                               $  238,559,551
 Net asset value per share of outstanding capital stock:  Class A shares     126,581,046        $         9.49
                                                          Class B shares      68,332,330        $         9.43
                                                          Class Y shares      25,111,239        $         9.50

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Statement of operations
      IDS Blue Chip Advantage Fund
      Year ended Jan. 31, 1998


                                  Investment income

 Income:
 Dividends                                                                                       $  23,498,585
 Interest                                                                                            4,890,759
      Less foreign taxes withheld                                                                     (173,242)
                                                                                                      --------
 Total income                                                                                       28,216,102
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  5,953,408
 Distribution fee -- Class B                                                                         3,544,614
 Transfer agency fee                                                                                 2,154,412
 Incremental transfer agency fee-- Class B                                                              48,959
 Service fee
      Class A                                                                                        1,662,550
      Class B                                                                                          823,916
      Class Y                                                                                          114,267
 Administrative services fees and expenses                                                             450,673
 Compensation of board members                                                                          12,965
 Custodian fees                                                                                        127,504
 Postage                                                                                               180,705
 Registration fees                                                                                     550,867
 Reports to shareholders                                                                                64,644
 Audit fees                                                                                             21,500
 Other                                                                                                   4,750
                                                                                                         -----
 Total expenses                                                                                     15,715,734
      Earnings credits on cash balances (Note 2)                                                       (75,329)
                                                                                                       -------
 Total net expenses                                                                                 15,640,405
                                                                                                    ----------
 Investment income (loss) -- net                                                                    12,575,697
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                               180,462,076
      Financial futures contracts                                                                   14,057,520
                                                                                                    ----------
 Net realized gain (loss) on investments                                                           194,519,596
 Net change in unrealized appreciation (depreciation) on investments                                60,226,086
                                                                                                    ----------
 Net gain (loss) on investments                                                                    254,745,682
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $267,321,379
                                                                                                  ============

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)


      Financial statements

      Statements of changes in net assets
      IDS Blue Chip Advantage Fund
      Year ended Jan. 31,


                                  Operations and distributions                      1998                  1997

 Investment income (loss)-- net                                           $   12,575,697        $    6,185,148
 Net realized gain (loss) on investments                                     194,519,596            77,840,591
 Net change in unrealized appreciation (depreciation) on investments          60,226,086            67,091,179
                                                                              ----------            ----------
 Net increase (decrease) in net assets resulting from operations             267,321,379           151,116,918
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                             (9,530,732)           (4,932,940)
          Class B                                                             (1,407,230)             (792,370)
          Class Y                                                             (1,412,952)             (499,317)
      Net realized gain
          Class A                                                           (126,459,942)          (23,865,453)
          Class B                                                            (67,409,896)          (10,006,369)
          Class Y                                                            (20,060,243)           (1,978,241)
                                                                             -----------            ----------
 Total distributions                                                        (226,280,995)          (42,074,690)
                                                                            ------------           -----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                798,030,015           512,364,398
      Class B shares                                                         313,187,632           235,221,663
      Class Y shares                                                         187,457,450            52,505,648
 Reinvestment of distributions at net asset value
      Class A shares                                                         128,577,777            27,946,936
      Class B shares                                                          68,351,842            10,736,585
      Class Y shares                                                          21,473,195             2,477,558
 Payments for redemptions
      Class A shares                                                        (442,501,316)         (175,913,305)
      Class B shares (Note 2)                                                (47,783,649)          (11,636,869)
      Class Y shares                                                         (48,925,596)          (13,337,249)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions           977,867,350           640,365,365
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                   1,018,907,734           749,407,593
 Net assets at beginning of year                                           1,066,060,898           316,653,305
                                                                           -------------           -----------
 Net assets at end of year                                                $2,084,968,632        $1,066,060,898
                                                                          ==============        ==============
 Undistributed net investment income                                      $      469,238        $      244,455
                                                                          --------------        --------------

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Notes to financial statements

      IDS Blue Chip Advantage Fund

  1

Summary of
significant
accounting policies

      IDS Blue Chip Advantage Fund (a series of IDS Market Advantage Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in common stocks that are included in a broad market index. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy financial futures contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.44% to 0.34% annually.

      Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9th, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $7,790,577 for Class A and $300,258 for Class B for the year ended Jan. 31, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the year ended Jan. 31, 1998, the Fund's custodian and transfer agency fees were reduced by $75,329 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,968,753,849 and $2,155,683,800 respectively, for the year ended Jan. 31, 1998. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $332,604 for the year ended Jan. 31, 1998.

  4

Financial futures
contracts

      Investments in securities at Jan. 31, 1998, included securities valued at $30,778,125 that were pledged as collateral to cover initial margin deposits on 112 open purchase contracts. The market value of the open purchase contracts at Jan. 31, 1998 was $27,658,400 with a net unrealized gain of $249,603.

  5

Capital share
transactions

      Transactions in shares of capital stock for the years indicated are as follows:

                                             Year ended Jan. 31, 1998
                                   Class A            Class B        Class Y

      Sold                      81,047,186         31,894,665      19,205,312

      Issued for reinvested     13,851,152          7,422,304       2,312,625
        distributions

      Redeemed                 (44,911,144)        (4,846,317)     (4,957,569)
                               -----------         ----------      ----------

      Net increase (decrease)   49,987,194         34,470,652      16,560,368
                                ----------         ----------      ----------


                                             Year ended Jan. 31, 1997
                                   Class A            Class B        Class Y

      Sold                      61,579,642         28,522,302       6,248,025

      Issued for reinvested      3,258,916          1,251,589         289,362
        distributions

      Redeemed                 (20,740,321)        (1,387,337)     (1,611,043)
                               -----------         ----------      ----------

      Net increase (decrease)   44,098,237         28,386,554       4,926,344
                                ----------         ----------       ---------

  6

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on page 7 and 8 of the prospectus.


(This annual report is not part of the prospectus.)

      Investments in securities

      IDS Blue Chip Advantage Fund                   (Percentages represent
      Jan. 31, 1998                                    value of investments
                                                     compared to net assets)

 Common stocks - 98.3%
 Issuer                      Shares         Value(a)

 Aerospace & defense - 4.8%
 AlliedSignal               498,100   $  19,394,769
 Goodrich (BF)              266,900      11,193,119
 Lockheed Martin            243,900      25,380,843
 Raytheon Cl B              345,800      18,024,825
 Rockwell Intl              452,700      25,294,613
 Total                                   99,288,169

 Airlines - 0.8%
 AMR                        140,000(b)   17,675,000

 Automotive & related - 1.2%
 Ford Motor                 200,000      10,200,000
 TRW                        284,200      14,458,675
 Total                                   24,658,675

 Banks and savings & loans - 9.3%
 BankAmerica                655,600      46,588,574
 Citicorp                    47,100       5,604,900
 First Chicago NBD          520,100      38,812,463
 First Union                858,300      41,252,043
 Norwest                     32,600       1,189,900
 Wachovia                   522,600      40,632,150
 Washington Mutual          320,700      20,604,975
 Total                                  194,685,005

 Beverages & tobacco - 6.1%
 Coca-Cola                  937,300      60,690,175
 Fortune Brands             705,000      26,966,250
 Philip Morris              934,900      38,798,350
 Total                                  126,454,775

 Building materials & construction - 1.0%
 Masco                      119,100       5,865,675
 Tyco Intl                  343,400      15,238,375
 Total                                   21,104,050

 Chemicals - 1.2%
 Air Products & Chemicals   291,400      23,330,213
 Du Pont (EI) de Nemours     41,000       2,321,625
 Total                                   25,651,838

 Communications equipment & services - 1.6%
 Lucent Technologies        164,800      14,584,800
 Motorola                   160,400       9,533,775
 Northern Telecom            79,300       3,578,413
 Tellabs                    117,200(b)    5,999,175
 Total                                   33,696,163

 Computers & office equipment - 7.7%
 Automatic Data Processing  371,400      22,214,362
 Cisco Systems              282,900(b)   17,840,380
 Compaq Computer            525,600(b)   15,800,850
 Computer Associates Intl   333,312      17,728,059
 Computer Sciences          138,500(b)   11,755,188
 Hewlett-Packard            290,700      17,442,000
 Microsoft                  301,600(b)   44,994,949
 Xerox                      152,700      12,273,263
 Total                                  160,049,051

 Electronics - 3.1%
 Applied Materials          228,000(b)    7,481,250
 Intel                      587,700      47,603,700
 KLA-Tencor                 109,400(b)    4,102,500
 Texas Instruments          110,800       6,052,450
 Total                                   65,239,900

 Energy - 7.0%
 Amoco                      548,500      44,634,187
 Anadarko Petroleum          15,800         932,200
 Mobil                      102,100       6,955,563
 Royal Dutch Petroleum    1,182,300      60,592,874
 Texaco                      68,800       3,581,900
 Unocal                     832,400      28,613,750
 Total                                  145,310,474

 Energy equipment & services - 0.5%
 Baker Hughes               259,800(d)   10,018,538

 Financial services - 4.2%
 Fannie Mae                 190,000      11,732,500
 H&R Block                  341,400      14,978,925
 MBNA                       619,400(d)   19,240,113
 Travelers Group            819,799      40,580,050
 Total                                   86,531,588

 Food - 4.1%
 Bestfoods                  308,700      30,098,250
 ConAgra                    417,000      13,187,625
 General Mills              316,500      23,559,469
 Sara Lee                   351,600      19,184,175
 Total                                   86,029,519

 Furniture & appliances - 0.6%
 Maytag                     333,400      12,815,063

 Health care - 12.6%
 ALZA                       153,100(b)    5,454,188
 American Home Products     276,100      26,350,294
 Amgen                      174,200(b)    8,710,000
 Baxter Intl                286,300      15,943,331
 Boston Scientific          125,300(b)    6,358,975
 Bristol-Myers Squibb       394,200      39,296,812
 Guidant                    103,100       6,624,175
 Johnson & Johnson          583,900(d)   39,084,806
 Lilly (Eli)                139,500       9,416,250
 Merck & Co                 397,600      46,618,599
 Pfizer                     446,300      36,568,706
 Schering-Plough            294,100      21,285,488
 Total                                  261,711,624

 Health care services - 1.9%
 HBO & Co                   171,500       8,971,594
 Service Corp Intl          340,100      13,263,900
 Tenet Healthcare           295,100(b)   10,180,950
 United Healthcare          148,800       7,626,000
 Total                                   40,042,444

 Household products - 4.2%
 Colgate-Palmolive          209,800      15,367,850
 Gillette                   282,800      27,926,500
 Proctor & Gamble           562,000      44,046,750
 Total                                   87,341,100

 Industrial equipment & services - 0.2%
 Case                        30,200       1,761,038
 Deere & Co                  35,300       1,862,075
 Total                                    3,623,113

 Insurance - 1.5%
 SunAmerica                 298,500      11,995,969
 UNUM                       405,600      19,722,300
 Total                                   31,718,269

 Leisure time & entertainment - 0.2%
 Marriott Intl               52,900       3,656,713

 Media - 1.8%
 CBS                        630,600(d)   18,878,588
 Clear Channel
    Communications          184,500(b)   14,206,500
 Gannett                     40,200       2,432,100
 Tribune                     36,700       2,229,525
 Total                                   37,746,713

 Metals - 2.1%
 Aluminum Co of America     304,500      23,256,188
 Reynolds Metals            318,900      20,110,631
 Total                                   43,366,819

 Multi-industry conglomerates - 3.7%
 General Electric           696,800(d)   54,002,000
 Minnesota Mining & Mfg     277,100      23,137,850
 Total                                   77,139,850

 Paper & packaging - 1.1%
 Intl Paper                  43,000       1,964,563
 Mead                        43,300       1,407,250
 Tenneco                    462,500      18,760,156
 Total                                   22,131,969

 Retail - 5.0%
 Dayton Hudson              195,500(d)   14,063,781
 Jostens                    135,000       3,045,938
 Kroger                     404,000(b)   15,806,500
 Penney (JC)                175,000      11,790,625
 Rite Aid                   165,500      10,333,406
 Toys "R" Us                362,500(b)    9,719,531
 Wal-Mart Stores            948,400      37,817,450
 Walgreen                    47,300       1,566,813
 Total                                  104,144,044

 Utilities -- electric - 1.3%
 Consolidated Edison        277,700      11,472,481
 Edison Intl                416,600      11,196,125
 Unicom                     161,000       4,991,000
 Total                                   27,659,606

 Utilities -- gas - 1.3%
 Coastal                     38,700       2,244,600
 Consolidated Natural Gas    61,700       3,351,081
 Enron                      516,100      21,385,894
 Total                                   26,981,575

 Utilities -- telephone - 7.2%
 AirTouch Communications    545,600(b)   23,938,199
 Ameritech                  360,600      15,483,263
 AT&T                       469,500      29,402,437
 BellSouth                  381,600      23,110,650
 MCI Communications         205,300       9,533,619
 SBC Communications         267,700      20,813,675
 U S WEST Communications
    Group                   390,000      18,768,750
 WorldCom                   257,600(b)    9,225,300
 Total                                  150,275,893

 Foreign - 1.0%(c)
 Schlumberger               286,100      21,081,994


 Total common stocks
 (Cost: $1,878,746,624)              $2,047,829,534


 Short-term security - 0.1%

 Issuer     Annualized        Amount        Value(a)
              yield on    payable at
               date of      maturity
              purchase

 U.S. government agency
 Federal Natl Mtge Assn Disc Nt
    02-27-98     5.43%    $3,100,000 $    3,087,422

 Total short-term security
 (Cost: $3,087,422)                  $    3,087,422


 Total investments in securities
 (Cost $1,881,834,046)(e)            $2,050,916,956
                                     ==============


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Security is partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 4 to the financial statements):

Type of security                                              Notional amount
Standard & Poor's 500 Stock Index, March 1998                    $28,000,000

(e) At Jan. 31, 1998, the cost of securities for federal income tax purposes was $1,886,912,329 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation.........................................$199,127,479
Unrealized depreciation..........................................(35,122,852)
                                                                 -----------
Net unrealized appreciation.....................................$164,004,627


(This annual report is not part of the prospectus.)

      Independent auditors' report

      The board and shareholders
      IDS Market Advantage Series, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Small Company Index Fund (a series of IDS Market Advantage Series, Inc.) as of January 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 19, 1996, (commencement of operations), to January 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Small Company Index Fund at January 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      March 6, 1998


(This annual report is not part of the prospectus.)


      Financial statements

      Statement of assets and liabilities
      IDS Small Company Index Fund
      Jan. 31, 1998

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $589,195,940)                                                              $628,026,341
 Cash in bank on demand deposit                                                                      2,638,982
 Dividends and accrued interest receivable                                                             177,776
 Receivable for investment securities sold                                                           4,122,716
                                                                                                     ---------
 Total assets                                                                                      634,965,815
                                                                                                   -----------

                                  Liabilities

 Payable for investment securities purchased                                                         6,460,403
 Payable upon return of securities loaned (Note 4)                                                  11,409,800
 Accrued investment management services fee                                                              6,240
 Accrued distribution fee                                                                                4,573
 Accrued service fee                                                                                     2,932
 Accrued transfer agency fee                                                                             1,776
 Accrued administrative services fee                                                                     1,417
 Other accrued expenses                                                                                169,317
                                                                                                       -------
 Total liabilities                                                                                  18,056,458
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                               $616,909,357
                                                                                                  ============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                          $    957,385
 Additional paid-in capital                                                                        571,245,278
 Accumulated net realized gain (loss)                                                                5,802,780
 Unrealized appreciation (depreciation) of investments (Note 5)                                     38,903,914
                                                                                                    ----------
 Total-- representing net assets applicable to outstanding capital stock                          $616,909,357
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $391,470,731
                                                          Class B                                 $224,640,601
                                                          Class Y                                 $    798,025
 Net asset value per share of outstanding capital stock:  Class A shares      60,534,897          $       6.47
                                                          Class B shares      35,080,276          $       6.40
                                                          Class Y shares         123,294          $       6.47

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)


      Statement of operations
      IDS Small Company Index Fund
      Year ended Jan. 31, 1998

                                  Investment income

 Income:
 Dividends                                                                                        $  2,739,734
 Interest                                                                                              509,181
      Less foreign taxes withheld                                                                         (125)
                                                                                                          ----
 Total income                                                                                        3,248,790
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  1,309,725
 Distribution fee -- Class B                                                                           908,232
 Transfer agency fee                                                                                   741,987
 Incremental transfer agency fee-- Class B                                                              18,949
 Service fee
      Class A                                                                                          392,799
      Class B                                                                                          211,685
      Class Y                                                                                              306
 Administrative services fees and expenses                                                             324,356
 Compensation of board members                                                                           9,716
 Custodian fees                                                                                        299,901
 Postage                                                                                                76,718
 Registration fees                                                                                     247,585
 Reports to shareholders                                                                                21,758
 Audit fees                                                                                             14,000
 Other                                                                                                  19,053
                                                                                                        ------
 Total expenses                                                                                      4,596,770
      Expenses voluntarily reimbursed by AEFC (Note 2)                                                (228,815)
                                                                                                      --------
                                                                                                     4,367,955
      Earnings credits on cash balances (Note 2)                                                       (60,212)
                                                                                                       -------
 Total net expenses                                                                                  4,307,743
                                                                                                     ---------
 Investment income (loss)-- net                                                                     (1,058,953)
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                15,434,804
      Financial futures contracts                                                                     (547,020)
                                                                                                      --------
 Net realized gain (loss) on investments                                                            14,887,784
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                            33,252,013
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                              48,139,797
                                                                                                    ----------
 Net increase (decrease) in net assets resulting from operations                                   $47,080,844
                                                                                                   ===========

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)


      Financial statements

      Statements of changes in net assets
      IDS Small Company Index Fund

                                  Operations and distributions
                                                                                                For the period
                                                                              Year ended     from Aug 19, 1996*
                                                                           Jan. 31, 1998      to Jan. 31, 1997

 Investment income (loss)-- net                                             $ (1,058,953)         $    398,738
 Net realized gain (loss) on investments                                      14,887,784               317,573
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      33,252,013             5,651,901
                                                                              ----------             ---------
 Net increase (decrease) in net assets resulting from operations              47,080,844             6,368,212
                                                                              ----------             ---------
 Distributions to shareholders from:
      Net investment income
           Class A                                                                     --             (320,723)
           Class B                                                                     --              (95,990)
           Class Y                                                                     --                   (5)
      Net realized gain
           Class A                                                            (5,245,145)              (58,220)
           Class B                                                            (3,004,087)              (24,313)
           Class Y                                                               (10,721)                   --
                                                                                 -------
 Total distributions                                                          (8,259,953)             (499,251)
                                                                              ----------              --------

                                  Capital share transactions (Note 6)

 Proceeds from sales
      Class A shares (Note 2)                                                301,545,821            93,847,466
      Class B shares                                                         177,300,599            40,421,294
      Class Y shares                                                             911,375                   816
 Reinvestment of distributions at net asset value
      Class A shares                                                           4,865,785               356,913
      Class B shares                                                           2,986,421               119,807
      Class Y shares                                                              10,721                     5
 Payments for redemptions
      Class A shares                                                         (36,734,310)           (3,320,576)
      Class B shares (Note 2)                                                 (9,507,988)             (444,042)
      Class Y shares                                                            (143,602)                   --
                                                                                --------            ----------
 Increase (decrease) in net assets from capital share transactions           441,234,822           130,981,683
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     480,055,713           136,850,644
 Net assets at beginning of period                                           136,853,644                 3,000
                                                                             -----------                 -----
 Net assets at end of period                                                $616,909,357          $136,853,644
                                                                            ============          ============

*Commencement of operations
See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)

      Notes to financial statements

      IDS Small Company Index Fund

  1

Summary of
significant
accounting policies

      IDS Small Company Index Fund (a series of IDS Market Advantage Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On Aug. 16, 1996, American Express Financial Corporation (AEFC) invested $3,000 in the Fund which represented 200 shares for Class A, Class B and Class Y, respectively. AEFC continues to hold these shares at Jan. 31, 1998. Operations commenced on Aug. 19, 1996.

      The Fund invests primarily in common stocks of small capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,058,953 and accumulated net realized gain has been decreased by $1,058,853 resulting in a net reclassification adjustment to decrease additional paid-in capital by $100.

      Dividends to shareholders

      An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      The Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

      The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $4,044,576 for Class A and $62,054 for Class B for the year ended Jan. 31, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      AEFC has agreed to waive certain fees and to absorb certain other of the Funds' expenses until July 31, 1998. Under this agreement, the Fund's total expenses will not exceed 1.00% for Class A, 1.76% for Class B and 0.92% for Class Y of the Fund's average daily net assets.

      During the year ended Jan. 31, 1998, the Fund's custodian and transfer agency fees were reduced by $60,212 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $516,087,442 and $87,027,400, respectively, for the year ended Jan. 31, 1998. Realized gains and losses are determined on an identified cost basis.

  4

Lending of
portfolio securities

      At Jan. 31, 1998, securities valued at $10,967,575 were on loan to brokers. For collateral, the Fund received $11,409,800 in cash. Income from securities lending amounted to $157,898 for the year ended Jan. 31, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

  5

Financial futures
contracts

      Investments in securities at Jan. 31, 1998, included securities valued at $1,115,638 that were pledged as collateral to cover initial margin deposits on eight open purchase contracts. The market value of the open purchase contracts at Jan. 31, 1998 was $1,975,600 with a net unrealized gain of $73,513.

  6

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                                 Year ended Jan. 31, 1998
                                     Class A            Class B       Class Y

      Sold                        48,477,409         28,574,068       143,930

      Issued for reinvested          754,620            467,432         1,661

       distributions

      Redeemed                    (5,969,331)        (1,534,900)      (22,498)
                                  ----------         ----------       -------

      Net increase (decrease)     43,262,698         27,506,600       123,093


                                                Period ended Jan. 31, 1997*
                                     Class A            Class B      Class Y

      Sold                        17,818,761          7,633,710           --

      Issued for reinvested           66,231             22,199            1

       distributions

      Redeemed                      (612,993)           (82,433)          --
                                    --------            -------         -----

      Net increase (decrease)     17,271,999          7,573,476            1

    * Inception date was Aug. 19, 1996


  7

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on page 7 of the prospectus.


(This annual report is not part of the prospectus.)

      Investments in securities

      IDS Small Company Index Fund                      (Percentages represent
      Jan. 31, 1998                                       value of investments
                                                        compated to net assets)

 Common stocks - 99.2%
 Issuer                      Shares        Value(a)



 Aerospace & defense - 0.9%
 AAR                         31,700     $ 1,442,350
 Alliant Techsystems         23,100(b)    1,373,006
 BE Aerospace                39,000(b)      940,875
 Kaman Cl A                  33,600         571,200
 Tracor                      43,250(b)    1,227,219
 Total                                    5,554,650

 Airlines - 1.0%
 Air Express Intl            59,700       1,585,781
 Comair Holdings            116,500       3,283,844
 Mesa Air Group              51,800(b)      333,463
 SkyWest                     18,100         669,700
 Total                                    5,872,788

 Automotive & related - 2.5%
 Breed Technologies          56,600(c)    1,022,338
 Central Parking             45,600       1,869,600
 Discount Auto Parts         28,200(b)      588,675
 Gentex                      61,600(b)    1,924,999
 Global Motorsport Group      9,100(b)      113,750
 Intermet                    45,600         758,100
 Myers Inds                  30,920         529,505
 O'Reilly Automotive         36,900(b)      936,338
 Simpson Inds                30,300         363,600
 Smith (AO)                  29,500       1,239,000
 Spartan Motors              20,700         146,194
 SPS Technologies            21,200(b)      862,575
 SPX                         21,000       1,533,000
 Standard Motor Products     24,100         399,156
 Standard Products           28,700         823,331
 TBC                         42,100(b)      384,163
 Titan Intl                  36,400         650,650
 Walbro                      16,400         234,725
 Winnebago Inds              42,500         379,844
 Wynn's Intl                 34,575         788,742
 Total                                   15,548,285

 Banks and savings & loans - 8.2%
 Astoria Financial           46,000       2,363,250
 CCB Financial               36,000       3,678,750
 Centura Banks               44,900       3,058,813
 Coast Savings Financial     32,500(b)    1,941,875
 Commercial Federal          56,025       1,820,813
 Cullen/Frost Bankers        38,700       2,123,663
 Deposit Guaranty            71,500       3,691,187
 Downey Financial            46,575       1,309,922
 First Commercial            64,611       4,022,049
 FirstBank Puerto Rico       26,900         919,644
 FirstMerit                 108,000       3,064,500
 HUBCO                       38,600       1,379,950
 JSB Financial               17,500         857,500
 Keystone Financial          90,450       3,618,000
 Magna Group                 58,100       2,618,131
 ONBANCorp                   22,100       1,541,475
 Provident Financial Group   72,850       3,328,334
 Riggs Natl                  52,600       1,351,163
 Sovereign Bancorp          156,460       2,914,068
 St. Paul Bancorp            59,925       1,453,181
 U.S. Trust                  33,600       1,995,000
 Whitney Holding             36,600       2,008,425
 Total                                   51,059,693

 Beverages & tobacco - 0.8%
 Canandaigua Wine Cl A       32,700(b)    1,745,362
 Coca-Cola                   14,700         823,200
 DIMON                       77,100       1,585,369
 Schweitzer-Mauduit Intl     27,400         979,550
 Total                                    5,133,481

 Building materials & construction - 3.6%
 Apogee Enterprises          48,100         568,181
 Building Materials
    Holding Corp             22,800(b)      250,800
 Butler Mfg                  14,200         456,175
 Continental Homes Holding   12,400         545,600
 Horton (DR)                 65,000(c)    1,283,750
 Hughes Supply               31,800       1,037,475
 Insituform Technologies
    Cl A                     49,300(b)      446,781
 Insteel Inds                15,500          97,844
 Juno Lighting               31,100         509,263
 Lone Star Inds              19,200       1,068,000
 M.D.C. Holdings             31,100(c)      470,388
 Medusa                      29,300       1,291,031
 Morrison Knudsen            95,200(b)      981,750
 Oakwood Homes               80,300       2,885,780
 Republic Group              21,130         384,302
 Ryland Group                26,200         638,625
 Skyline                     16,200         449,550
 Southern Energy Homes       28,900(b)      260,100
 Standard Pacific            52,000         913,250
 Stone & Webster             22,000         852,500
 Texas Inds                  36,600       1,791,112
 TJ Intl                     29,900         736,288
 Toll Brothers               58,800(b)    1,639,050
 Tredegar Inds               21,300       1,369,856
 U.S. Home                   20,500(b)      777,719
 Universal Forest Products   31,700         418,044
 Total                                   22,123,214

 Chemicals - 1.9%
 Cambrex                     21,300         895,931
 Chemed                      17,100         685,069
 ChemFirst                   34,400         894,400
 Dames & Moore Group         33,300         422,494
 Geon                        40,500         860,625
 Hauser                      22,400(b)      133,000
 Ionics                      27,300(b)    1,122,713
 Lilly Inds Cl A             39,200         710,500
 MacDermid                   14,300       1,179,749
 Mississippi Chemical        49,105         880,821
 OHM                         49,200(b)      559,650
 OM Group                    38,300       1,467,368
 Penford                     13,600         421,600
 Quaker Chemical             16,800         284,550
 TETRA Technologies          22,900(b)      489,488
 WD-40                       27,000         749,250
 Total                                   11,757,208

 Communications equipment & services - 2.2%
 Allen Group                 46,700(b)      875,625
 Aspect Telecommunications   87,700(b)    2,181,537
 Belden                      45,600       1,738,500
 BroadBand Technologies      21,200(b)       87,450
 C-COR Electronics           14,800(b)      229,400
 California Microwave        27,700(b)      505,525
 Centigram Communications    14,500(b)      174,000
 Dialogic                    28,500(b)    1,043,813
 Digi Intl                   24,300(b)      557,381
 Digital Microwave           65,500(b)    1,322,281
 General Communication Cl A  84,100(b)      583,444
 InterVoice                  24,100(b)      236,481
 Network Equipment
    Technologies             38,500(b)      486,063
 Oak Inds                    30,800(b)      950,950
 P-COM                       73,300(b)    1,429,350
 PictureTel                  64,800(b)      449,550
 SymmetriCom                 28,800(b)      291,600
 TCSI                        35,500(b)      284,000
 Total                                   13,426,950

 Computers & office equipment - 9.2%
 Acxiom                      91,300(b)    1,552,100
 ADAC Laboratories           33,000         697,125
 American Management
    Systems                  71,900(b)    1,626,738
 Amtech                      29,600(b)      131,350
 Analysts Intl               38,950       1,129,550
 Applied Magnetics           41,200(b,c)    478,950
 Auspex Systems              43,600(b)      392,400
 BancTec                     37,400(b)      956,038
 Billing Information Concepts27,700(b)    1,218,800
 BISYS Group                 46,200(b)    1,536,150
 BMC Inds                    49,700         807,625
 Boole & Babbage             32,500(b)    1,044,063
 Broderbund Software         35,100(b)      741,488
 Ciber                       36,350(b)    2,040,144
 Cognex                      72,400(b)    1,493,250
 Computer Task Group         36,100       1,353,750
 Comverse Technology         74,410(b)    2,506,687
 Envoy                       29,100(b,c)  1,098,525
 Exabyte                     39,700(b)      280,381
 Fair Isaac & Co             24,300         715,331
 FileNet                     26,000(b)      834,438
 Hadco                       23,200(b)      985,275
 Henry (Jack) & Associates   33,000       1,134,375
 Hyperion Software           32,500(b)    1,312,188
 Intermagnetics General      26,056(b)      241,018
 Keane                      114,700(b)    4,659,687
 Komag                       92,400(b)    1,247,400
 Kronos                      15,000(b)      466,875
 MicroAge                    30,300(b)      331,406
 Natl Computer Systems       27,000         924,750
 Natl Data                   46,200       1,738,275
 New England Business
    Service                  23,500         775,500
 Platinum Software           37,500(b)      410,156
 Platinum Technology        109,400(b)    3,063,199
 Primark                     45,900(b)    1,861,819
 Progress Software           20,400(b)      451,350
 Read-Rite                   83,700(b)    1,239,806
 Sanmina                     35,700(b)    2,400,825
 Sterling Software           66,600(b)    2,547,450
 System Software
    Associates               73,200(b)      558,150
 Tech Data                   83,000(b)    3,517,124
 Telxon                      26,600         628,425
 Vanstar                     75,500(b)    1,005,094
 Vantive                     44,800(b)    1,103,200
 Wall Data                   18,300(b)      300,806
 Xircom                      42,100(b)      444,681
 Zebra Technologies Cl A     43,100(b)    1,196,025
 Total                                   57,179,742

 Electronics - 7.2%
 Anixter Intl                82,700(b)    1,374,888
 Bell Inds                   17,040(b)      240,690
 Benchmark Electronics       20,500(b)      529,156
 C-Cube Microsystems         65,300(b,c)  1,224,375
 Cable Design Technologies   50,150(b)    1,394,797
 Dallas Semiconductor        48,200       2,277,449
 Dionex                      20,600(b)    1,133,000
 Dynatech                    29,100(b)    1,367,700
 Electro Scientific Inds     19,400(b)      601,400
 Electroglas                 33,000(b)      478,500
 Etec Systems                38,400(b)    1,593,600
 Figgie Intl Cl A            34,200(b)      453,150
 Fluke                       32,400         753,300
 Gerber Scientific           38,800         703,250
 Harmon Inds                 13,100         347,150
 Helix Technology            33,800         646,425
 Innovex                     24,800         542,500
 Integrated Circuit Systems  22,800(b)      589,950
 Intl Rectifier              90,000(b)    1,029,375
 Itron                       25,200(b)      400,050
 Kent Electronics            45,300(b)    1,081,538
 Kuhlman                     28,600       1,140,425
 Kulicke & Soffa Inds        39,400(b)      797,850
 Lattice Semiconductor       40,200(b)    1,854,225
 Marshall Inds               29,300(b)      882,663
 Methode Electronics Cl A    60,700         872,563
 Microchip Technology        93,850(b)    2,167,347
 Novellus Systems            58,400(b)    2,106,050
 Pacific Scientific          22,600         567,825
 Park Electrochemical        19,200         614,400
 Photronics                  42,600(b)      979,800
 Pioneer-Standard Electronics44,900         625,794
 Plexus                      24,100(b)      373,550
 S3                          89,400(b)      463,763
 SpeedFam Intl               28,100(b)      669,131
 Standard Microsystems       25,800(b)      219,300
 Technitrol                  27,500         885,156
 Three-Five Systems          14,500         274,594
 Trimble Navigation          40,500(b)      779,625
 Ultratech Stepper           37,200(b,c)    762,600
 Unitrode                    41,100(b)      744,938
 Vicor                       73,900(b)    1,755,125
 Vitesse Semiconductor       61,950(b)    2,690,952
 VLSI Technology             82,800(b)    1,650,825
 Watkins-Johnson             14,400         360,000
 X-Rite                      36,300         562,650
 Zilog                       34,500(b)      661,969
 Total                                   44,225,363

 Energy - 3.1%
 Atmos Energy                50,700       1,444,950
 Barrett Resources           55,500(b)    1,554,000
 Benton Oil & Gas            50,100(b)      619,988
 Cabot Oil & Gas Cl A        43,600         863,825
 Cross Timbers Oil           45,050       1,058,675
 Devon Energy                55,900       1,949,512
 HS Resources                31,500(b)      442,969
 KCS Energy                  51,500         862,625
 Newfield Exploration        63,400(b)    1,426,500
 Pogo Producing              58,600       1,662,775
 Santa Fe Energy Resources  180,500(b)    1,895,250
 Snyder Oil                  56,500         942,844
 St. Mary Land & Exploration 19,900         671,625
 United Meridian             62,700(b)    1,724,250
 Vintage Petroleum           91,200       1,607,400
 Wiser Oil                   17,400         228,375
 Total                                   18,955,563

 Energy equipment & services - 1.9%
 Camco Intl                  66,870       3,656,952
 Daniel Inds                 31,300         547,750
 Input/Output                76,900(b)    1,528,388
 Oceaneering Intl            40,800(b)      655,350
 Plains Resources            28,600(b)      443,300
 Pool Energy Services        35,100(b)      721,744
 Pride Intl                  83,000(b)    1,768,938
 Remington Oil & Gas Cl B    32,400(b)      194,400
 Seitel                      39,700(b)      553,319
 Tuboscope                   77,200(b)    1,558,475
 Total                                   11,628,616

 Financial services - 3.0%
 AMRESCO                     63,900(b)    1,811,166
 Bowne & Co                  31,100       1,140,981
 CMAC Investment             38,900       2,426,387
 Dain Rauscher               22,000       1,248,500
 Eaton Vance                 32,200       1,183,350
 Insurance Auto Auctions     21,600(b)      189,000
 Legg Mason                  47,233       2,335,081
 Mutual Risk Management      67,300       2,006,381
 Natl Auto Credit            54,700(b)       58,119
 Pioneer Group               43,500       1,235,672
 Piper Jaffray Cos           32,000       1,168,000
 Raymond James Financial     55,950       1,937,269
 SEI Investments             31,200       1,497,600
 Total                                   18,237,506

 Food - 2.2%
 Chiquita Brands Intl       108,700       1,467,450
 Corn Products Intl          62,100(b)    1,987,200
 DEKALB Genetics Cl B        59,500       1,628,813
 Delta & Pine Land           65,033(c)    1,950,996
 Earthgrains                 37,500       1,725,000
 Fleming Cos                 66,100         995,631
 GoodMark Foods              11,000         198,000
 J & J Snack Foods           14,100(b)      200,925
 Mycogen                     53,700(b)    1,107,563
 Nash Finch                  19,800         386,100
 Smithfield Foods            65,500(b)    2,186,062
 Total                                   13,833,740

 Furniture & appliances - 1.6%
 Bassett Furniture Inds      23,200         667,000
 Ethan Allen Interiors       50,100       2,398,537
 Fedders                     60,800         349,600
 Interface                   42,800       1,514,050
 La-Z-Boy                    31,300       1,359,594
 Mohawk Inds                 91,000(b)    2,195,375
 Natl Presto Inds            12,500         498,438
 Rival                       18,700         266,475
 Royal Appliance Mfg         43,100(b)      255,906
 Thomas Inds                 27,800         608,125
 Total                                   10,113,100

 Health care - 5.9%
 Advanced Tissue Sciences    63,700(b,c)    875,875
 Alliance Pharmaceutical     53,700(b)      382,613
 Alpharma Cl A               45,700(e)      939,706
 Ballard Medical Products    51,100       1,283,888
 Bio-Technology General      82,000(b)      789,250
 Cephalon                    45,800(b)      449,413
 Circon                      21,900(b)      344,925
 Coherent                    20,000(b)      925,000
 Collagen                    15,300         267,750
 Cooper Cos                  25,600(b)    1,270,400
 COR Therapeutics            40,300(b)      390,406
 Cygnus                      32,400(b)      595,350
 Enzo Biochem                41,712(b)      542,259
 Hologic                     24,200(b)      468,875
 ICN Pharmaceuticals         76,700       3,940,462
 IDEXX Laboratories          68,000(b)      930,750
 ImmuLogic Pharmaceutical    26,100(b)       47,306
 Immune Response             42,000(b)      409,500
 Invacare                    50,800       1,016,000
 Liposome                    62,900(b)      349,881
 MedImmune                   45,100(b)    2,068,963
 Mentor                      43,600       1,111,800
 Molecular Biosystems        31,900(b)      247,225
 North American Vaccine      54,200(b,c)  1,063,675
 Noven Pharmaceuticals       36,400(b)      293,475
 Parexel Intl                35,200(b)    1,214,400
 Pharmaceutical Marketing
    Services                 24,500(b)      217,438
 Protein Design Labs         31,400(b)    1,173,575
 Regeneron Pharmaceuticals   52,600(b)      368,200
 ReSound                     41,200(b)      211,150
 Respironics                 35,000(b,c)    805,000
 Roberts Pharmaceutical      50,000(b)      578,125
 Safeskin                    46,100(b)    2,607,530
 SciClone Pharmaceuticals    39,400(b)      124,356
 SEQUUS Pharmaceuticals      57,600(b)      478,800
 Spacelabs Medical           17,000(b)      344,250
 Steris                      59,200(b)    3,100,599
 Summit Technology           55,000(b)      256,094
 Sunrise Medical             35,100(b)      508,950
 Syncor Intl                 16,300(b)      236,350
 TheraTech                   34,200(b)      260,775
 US Bioscience               45,400(b)      354,688
 Vertex Pharmaceuticals      43,500(b)    1,707,375
 VISX                        27,300(b)      583,538
 Vital Signs                 23,500         452,375
 Zoll Medical                11,900(b)       75,863
 Total                                   36,664,178

 Health care services - 4.8%
 Access Health               31,900(b)    1,088,588
 American Oncology
    Resources                49,700(b)      782,775
 Cerner                      57,600(b)    1,198,800
 Coventry                    59,200(b)      795,500
 Express Scripts Cl A        28,800(b)    1,764,000
 Genesis Health Ventures     61,500(b,c)  1,675,875
 Gulf South Medical Supply   28,700(b)      914,813
 Integrated Health Services  73,800       2,112,524
 Lincare Holdings            49,900(b)    3,050,137
 Magellan Health Services    50,800(b)    1,000,125
 Mariner Health Group        51,800(b)      796,425
 NCS HealthCare              32,600(b)      843,525
 Orthodontic Centers
    of America               80,400(b)    1,356,750
 Owens & Minor               54,600         740,513
 Patterson Dental            38,200(b)    1,793,013
 Pediatrix Medical Group     26,900(b)    1,005,388
 PhyCor                     112,500(b)    2,264,062
 Renal Care Group            39,600(b)    1,341,450
 Renal Treatment Centers     43,500(b)    1,394,719
 Sierra Health Services      31,200(b)    1,012,050
 Universal Health
    Services Cl B            56,000(b)    2,610,999
 Total                                   29,542,031

 Household products - 0.6%
 Nature's Sunshine Products  31,800         842,700
 Scotts Cl A                 32,600(b)    1,028,938
 Sola Intl                   42,700(b)    1,355,724
 USA Detergents              27,300(b)      271,294
 Valence Technology          36,600(b)      169,275
 Total                                    3,667,931

 Industrial equipment & services - 3.4%
 Applied Industrial
    Technologies             38,400       1,020,000
 Applied Power Cl A          24,200       1,687,949
 Artic Cat                   49,500         476,438
 Astec Inds                  16,800(b)      273,000
 Barnes Group                35,800         903,950
 Blount Intl Cl A            64,800       1,611,900
 Clarcor                     29,000         781,188
 Dravo                       28,200(b)      282,000
 Flow Intl                   25,700(b)      250,575
 G & K Services Cl A         35,600       1,504,100
 Global Industrial
    Technologies             39,400(b)      650,100
 Halter Marine Group         49,700(b)    1,025,063
 JLG Inds                    77,100       1,036,031
 Kemet                       68,100(b)    1,259,850
 Lindsay Mfg                 15,950         614,075
 LSB Inds                    29,100         120,038
 Lydall                      30,000(b)      598,125
 Manitowoc                   29,800       1,013,200
 O'Sullivan                  30,300         303,000
 Regal Beloit                36,700       1,107,881
 Robbins & Myers             19,400         606,250
 Roper Inds                  54,600       1,627,762
 Toro                        21,400         833,263
 Watsco                      25,900         678,256
 Wolverine Tube              23,900(b)      794,675
 Total                                   21,058,669

 Insurance - 4.9%
 Allied Group                52,600       1,446,500
 American Bankers
    Insurance Group          72,000       3,977,999
 Capital Re                  27,800       1,655,838
 Compdent                    16,700(b)      194,138
 Enhance Financial
    Services Group           32,200       1,791,125
 Executive Risk              18,700       1,332,375
 Fidelity Natl Financial     31,557         907,264
 First American Financial    30,750       1,529,813
 Fremont General             57,300       2,911,556
 Frontier Insurance Group    59,200       1,413,400
 Gallagher (Arthur J)        28,200       1,043,400
 Hilb, Rogal & Hamilton      22,600         398,325
 Life Re                     24,000       1,476,000
 NAC Re                      32,400       1,620,000
 Orion Capital               48,100       2,143,456
 Protective Life             53,600       3,366,750
 Selective Insurance Group   51,700       1,344,200
 Trenwick Group              21,200         736,700
 Zenith Natl Insurance       30,050         753,128
 Total                                   30,041,967

 Leisure time & entertainment - 1.6%
 Aztar                       77,400(b)      614,363
 Bell Sports                 23,500(b)      212,969
 Carmike Cinemas Cl A        19,100(b)      574,194
 Cineplex Odeon             316,700(b)      475,050
 Galoob Toys                 29,100(b)      260,081
 Grand Casinos               74,900(b)    1,001,788
 Hollywood Park              45,900(b)      705,713
 Huffy                       23,400         345,150
 K2                          28,100         565,513
 Players Intl                53,900(b)      215,600
 Polaris Inds                45,200(b)    1,361,649
 Primadonna Resorts          51,000         886,125
 Showboat                    27,300         805,350
 Thor Inds                   14,800         490,250
 WMS Inds                    46,800(b)    1,143,674
 Total                                    9,657,469

 Media - 2.6%
 ADVO                        43,000(b)      946,000
 Catalina Marketing          32,200(b)    1,571,763
 GC Cos                      13,700(b)      633,625
 HA-LO Inds                  35,300(b)      942,069
 Merrill                     28,500         555,750
 Metro Networks              29,000(b)      991,438
 Plenum Publishing            6,300         294,525
 Regal Cinemas               63,050(b)    1,832,391
 Thomas Nelson               28,100         310,856
 True North Communications   77,920       1,933,390
 Valassis Communications     69,600(b)    2,401,199
 Westwood One                55,700(b,e)  1,865,950
 World Color Press           66,150(b)    1,819,125
 Total                                   16,098,081

 Metals - 2.1%
 Acme Metals                 22,200(b)      215,063
 Amcast Inds                 15,200         342,000
 AMCOL Intl                  51,000         726,750
 Birmingham Steel            52,400         867,874
 Castle (AM)                 23,600         542,800
 Coeur d'Alene Mines         35,800(b)      326,675
 Commercial Metals           25,200         762,300
 Commonwealth Inds           27,400         383,600
 Getchell Gold               46,800(b)    1,193,399
 Glamis Gold                 49,500         213,469
 Handy & Harman              21,000         761,250
 Hecla Mining                97,700(b)      451,863
 IMCO Recycling              27,400         458,950
 Lukens                      26,600         786,363
 Material Sciences           24,900(b)      291,019
 Mueller Inds                30,900(b)    1,664,737
 Northwestern Steel & Wire   46,500(b)      168,563
 Pittston Burlington Group   34,500         741,750
 Quanex                      24,900         726,769
 Steel Technologies          23,600         277,300
 Stillwater Mining           35,900(b)      706,781
 WHX35,500(b,c)             432,656
 Total                                   13,041,931

 Multi-industry conglomerates - 2.6%
 Baldor Electric             61,833       1,410,565
 Brady (WH)                  39,900       1,187,025
 CDI                         35,100(b)    1,485,168
 Cyrk Intl                   25,800(b)      258,000
 DeVry                       59,800(b)    1,808,949
 Franklin Covey              42,300(b)      925,313
 Griffon                     53,500(b)      799,156
 Interim Services            68,100(b)    1,625,887
 NFO Worldwide               37,000(b)      691,438
 Norrell                     46,800         930,150
 Paxar                       84,512(b)    1,204,296
 Standex Intl                22,700         625,669
 Triarc Cos                  55,700(b)    1,343,763
 Valmont Inds                48,300         941,850
 Whittaker                   18,100(b)      229,644
 ZERO Corp                   22,500         576,563
 Total                                   16,043,436

 Paper & packaging - 0.9%
 AptarGroup                  31,200       1,591,200
 Buckeye Technologies        32,800(b)    1,344,800
 Caraustar Inds              44,400       1,576,200
 Pope & Talbot               22,100         320,450
 Shorewood Packaging         32,500(b)      796,250
 Total                                    5,628,900

 Restaurants & lodging - 2.7%
 Applebee's Intl             55,000         931,563
 Au Bon Pain Cl A            18,900(b)      151,200
 Bertucci's                  20,100(b)      121,856
 CapStar Hotel               43,000(b)    1,437,813
 Cheesecake Factory (The)    22,400(b)      653,800
 CKE Restaurants             80,650       3,563,721
 Consolidated Products       34,875(b)      558,000
 Foodmaker                   66,800(b)    1,085,500
 IHOP                        17,400(b)      622,050
 Landry's Seafood
    Restaurants              46,000(b)    1,017,750
 Luby's Cafeterias           39,700         635,200
 Marcus                      52,800         930,600
 Prime Hospitality           82,700(b)    1,560,962
 Ruby Tuesday                29,700(b)      740,644
 Ryan's Family Steak Houses  82,500(b)      685,781
 Shoney's                    79,300(b)      287,463
 Showbiz Pizza Time          32,400(b)      797,850
 Sonic                       22,400(b)      632,800
 Taco Cabana Cl A            27,800(b)      151,163
 TCBY Enterprises            41,900         314,250
 Total                                   16,879,966

 Retail - 6.4%
 AnnTaylor Stores            42,800(b)      500,225
 Arbor Drugs                104,400       2,146,724
 Baker (J)                   23,000         103,500
 Bombay                      62,200(b)      283,788
 Books-A-Million             29,400(b)      172,725
 Casey's General Stores      45,500       1,279,688
 Cash America Intl           43,800         520,125
 Cato Cl A                   49,300         560,788
 Checkpoint Systems          59,400(b)    1,020,938
 CPI                         19,800         476,438
 Damark Intl Cl A            12,800(b)      131,200
 Designs                     44,900(b)       98,219
 Dress Barn                  39,800(b)    1,069,625
 Eagle Hardware & Garden     49,800(b)      927,525
 Fabri-Centers of America
    Cl A                     31,600(b)      770,250
 Filene's Basement           31,800(b)      138,131
 Footstar                    49,900(b)    1,334,825
 Gottschalks                 17,700(b)      129,431
 Gymboree                    42,500(b)    1,120,938
 Hancock Fabrics             36,600         569,588
 Jan Bell Marketing          55,100(b)      148,081
 Just For Feet               51,400(b)      732,450
 Justin Inds                 47,100         624,075
 Lechters                    28,400(b)      143,775
 Lillian Vernon              16,400         275,725
 Linens `N Things            33,800(b)    1,493,538
 Men's Wearhouse             38,800(b)    1,391,950
 Michaels Stores             49,900(b)    1,534,425
 Nashua                      10,400(b)      132,600
 NBTY                        33,000(b)    1,346,813
 Phillips-Van Heusen         48,800         588,650
 Pier 1 Imports             117,350       2,743,055
 Regis                       40,700       1,139,600
 Richfood Holdings           82,800       2,214,899
 Ross Stores                 85,300       2,772,249
 Russ Berrie                 38,400         986,400
 ShopKo Stores               44,100       1,124,550
 Sports Authority            56,900(b)      704,138
 Stein Mart                  39,600(b)      997,425
 Sturm, Ruger & Co           45,800         798,638
 Swiss Army Brands           14,400(b)      142,200
 Whole Foods Market          42,300(b)    2,125,574
 Williams-Sonoma             44,700(b)    1,902,544
 Total                                   39,418,025

 Textiles & apparel - 2.5%
 Angelica                    15,600         358,800
 Ashworth                    23,600(b)      336,300
 Authentic Fitness           40,300         722,881
 Brown Group                 31,900         462,550
 Cone Mills                  43,600(b)      318,825
 Delta Woodside Inds         43,900(b)      203,038
 Dixie Group                 18,300(b)      205,875
 Galey & Lord                19,300(b)      307,594
 Guilford Mills              44,900       1,189,850
 Haggar                      13,700         189,231
 Hartmarx                    62,200(b)      462,613
 Johnston Inds               26,400         128,700
 K-Swiss Cl A                 9,600         168,000
 Kellwood                    37,600       1,142,100
 Nautica Enterprises         67,600(b)    1,892,800
 Oshkosh B'Gosh Cl A         17,300         592,525
 Oxford Inds                 15,000         450,000
 Pillowtex                   18,200         589,225
 St. John Knits              29,600       1,161,800
 Stride Rite                 81,700         929,338
 Timberland Cl A             19,800(b)    1,153,350
 Tultex                      53,200(b)      199,500
 Wolverine World Wide        73,200       1,976,399
 Total                                   15,141,294

 Transportation - 2.2%
 American Freightways        53,800(b)      517,825
 Arkansas Best               32,200(b)      324,013
 Expeditors Intl
    of Washington            43,200       1,344,599
 Fritz Cos                   63,800(b)      845,350
 Frozen Food Express Inds    33,000         330,000
 Heartland Express           53,100(b)    1,320,863
 Landstar System             21,100(b)      551,238
 M.S. Carriers               22,100(b)      488,963
 Offshore Logistics          38,300(b)      665,463
 RailTex                     16,900(b)      278,850
 Rollins Truck Leasing       70,500       1,282,219
 USFreightways               45,600       1,595,999
 Wabash Natl                 34,400       1,051,350
 Werner Enterprises          66,500       1,529,499
 Yellow Corp                 49,400(b)    1,290,575
 Total                                   13,416,806

 Utilities -- electric - 1.7%
 Bangor Hydro Electric       17,500         114,844
 Central Hudson Gas
    & Electric               30,900       1,230,206
 Central Vermont
    Public Service           21,000         279,563
 CILCORP                     23,200       1,038,200
 Commonwealth Energy
    System                   37,500       1,289,063
 Eastern Utilities
    Associates               36,100         868,656
 Green Mountain Power         8,800         169,400
 Interstate Power            17,100         595,294
 Orange & Rockland Utilities 23,800       1,059,100
 Sierra Pacific Resources    53,500       1,892,562
 TNP Enterprises             23,100         772,406
 United Illuminating         24,600       1,048,575
 Total                                   10,357,869

 Utilities -- gas - 2.1%
 Cascade Natural Gas         19,400         317,675
 Connecticut Energy          18,200         494,813
 Energen                     25,300         986,700
 Kirby                       43,500(b)      908,063
 KN Energy                   54,700       2,748,674
 New Jersey Resources        31,900       1,132,450
 Northwest Natural Gas       39,150       1,042,369
 Pennsylvania Enterprises    16,000         414,000
 Piedmont Natural Gas        52,200       1,582,312
 Public Service Co of
    North Carolina           34,100         713,969
 Southwest Gas               48,900         871,031
 Southwestern Energy         45,400         499,400
 WICOR                       32,800       1,453,450
 Total                                   13,164,906

 Utilities -- telephone - 1.3%
 ACC                         29,700(b)    1,441,378
 CommNet Cellular            24,700(b)      887,656
 Geotek Communications      129,800(b,c)     85,181
 Inter-Tel                   45,000       1,127,813
 Orbital Sciences            57,000(b)    1,895,250
 Tel-Save Holdings          117,100(b,c)  2,781,125
 Total                                    8,218,403

 Miscellaneous - 1.6%
 ABM Inds                    36,100       1,103,306
 Aquarion                    12,600         437,063
 Champion Enterprises        82,100(b)    1,606,080
 Consumers Water             16,900         363,350
 Cross (AT) Cl A             31,400         357,175
 Paragon Health Network      67,895(b)    1,256,058
 Philadelphia Suburban       44,800       1,033,200
 Rural/Metro                 23,050(b)      697,263
 Southern California Water   16,500         417,656
 United Water Resources      61,800       1,120,125
 Volt Information Sciences   26,400(b)    1,188,000
 Total                                    9,579,276

 Total common stocks
 (Cost: $573,440,636)                  $612,271,037


 Short-term securities - 2.6%

 Issuer      Annualized       Amount        Value(a)
              yield on    payable at
               date of      maturity
              purchase

 Commercial paper - 1.1%
 Bell Atlantic Financial Services
    02-27-98     5.49%    $1,000,000     $  995,897
 Commerzbank U.S. Finance
    02-13-98     5.50      1,400,000      1,397,230
 Delaware Funding
    02-20-98     5.48      1,300,000(d)   1,296,057
 Morgan Stanley, Dean Witter,
    Discover & Co
    03-09-98     5.50      1,800,000      1,789,880
 Novartis Finance
    02-11-98     5.48      1,500,000      1,497,493
 Total                                    6,976,557

 U.S. government agencies - 1.5%
 Federal Home Loan Mtge Corp Disc Nts
    02-09-98     5.37      1,200,000      1,198,395
    02-17-98     5.39      1,900,000      1,895,182
    02-20-98     5.51        700,000        697,873
 Federal Natl Mtge Assn Disc Nt
    02-17-98     5.40      5,000,000      4,987,297
 Total                                    8,778,747


 Total short-term securities
 (Cost: $15,755,304)                   $ 15,755,304


 Total investments in securities
 (Cost: $589,195,940)(f)               $628,026,341


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income  producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d) Commercial paper sold within terms of private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially pledged as initial margin deposit on the following open stock Index futures purchase contracts (see Note 5 to the financial statements):

 Type of security                                             Notional amount
 Standard & Poor's 500 Stock Index, March 1998                   $2,000,000

(f) At Jan. 31, 1998, the cost of securities for federal income tax purposes was $589,209,076 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................$76,255,436
Unrealized depreciation..........................................(37,438,171)
                                                                 -----------
Net unrealized appreciation......................................$38,817,265


(This annual report is not part of the prospectus.)

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     FINANCIAL STATEMENTS:

        Financial statements filed as part of this post-effective amendment:

         For IDS Blue Chip Advantage Fund

               - Independent Auditors' Report dated March 6, 1998
               - Statement of Assets and Liabilities, Jan. 31, 1998
               - Statement of Operations, Year ended Jan. 31, 1998
               - Statements of Changes in Net Assets, for the year ended Jan.
                 31, 1998 and Jan. 31, 1997
               - Notes to Financial Statements
               - Investments in Securities, Jan. 31, 1998
               - Notes to investment in securities

         For IDS Small Company Index Fund

               - Independent Auditors' Report dated March 6, 1998
               - Statement of Assets and Liabilities, Jan. 31, 1998
               - Statement of Operations, year ended Jan. 31, 1998
               - Statements of Changes in Net Assets for the year ended Jan.
                 31, 1998 and
               - for the period from Aug. 19, 1996 to Jan. 31, 1997
               - Notes to Financial Statements
               - Investments in Securities, Jan. 31, 1998
               - Notes to investment in securities

(b)     EXHIBITS:

1.       Articles of Incorporation as amended on Jan. 16, 1990, filed as exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

2. By-laws, filed as Exhibit 2 to Pre-Effective Amendment No. 3 to Registration Statement No.33-30770 are incorporated by reference.

3.       Not Applicable.

4.       Not Applicable.

5. Investment Management and Services Agreement between Registrant on behalf of IDS Blue Chip Advantage Fund and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

Investment Management Services Agreement between Registrant on behalf of the IDS Small Company Index Fund and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 5 to Registrant's
Post-Effective Amendment No. 17 to Registration Statement No. 33-30770 is incorporated by reference.

6. Distribution Agreement between Registrant on behalf of IDS Blue Chip Advantage Fund and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 6 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

Distribution Agreement between Registrant on behalf of IDS Small Company Index Fund and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically as Exhibit 6 to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a). Custodian Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8 to Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

Custodian Agreement between Registrant on behalf of IDS Small Company Index Fund and American Express Trust Company, dated August 19, 1996, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770 is incorporated by reference.

8(b). Custody Agreement between Morgan Stanley Trust Company and IDS Bank & Trust, dated May, 1993 filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 33-30770 is incorporated by reference.

8(c). Copy of Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

9(a). Copy of Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated January 1, 1998, is filed electronically herewith.

9(b). Shareholder Service Agreement between Registrant on behalf of IDS Blue Chip Advantage Fund and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

         Shareholder Service Agreement between Registrant on behalf of IDS Small Company Index Fund and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 16 to Registration Statement No.
         33-30770 is incorporated by reference.

9(c). Administrative Services Agreement between Registrant on behalf of IDS Blue Chip Advantage Fund and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No.
         33-30770 is incorporated by reference.

         Administrative Services Agreement between Registrant on behalf of IDS Small Company Index Fund and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 17 to Registration Statement No.
         33-30770 is incorporated by reference.

9(d). License Agreement between Registrant on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(c) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

9(f). Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent Auditor's Consent is filed electronically herewith.

12.      None.

13. Agreement made in consideration for providing initial capital between Registrant and IDS Financial Corporation filed as Exhibit No. 13 on March 1, 1990 to Pre-Effective Amendment No. 4 to Registration Statement No. 33-30770 is incorporated by reference.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 34 to Registration Statement No. 2-38355 on Sept. 8, 1986, are incorporated by reference.

15. Plan and Agreement of Distribution between Registrant on behalf of IDS Blue Chip Advantage Fund and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No.
         33-30770 is incorporated by reference.

         Plan and Agreement of Distribution between Registrant on behalf of IDS Small Company Index Fund and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 16 to Registration Statement No.
         33-30770 is incorporated by reference.

16. Copy of Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22, filed as Exhibit 16 on August 29, 1990 to Post-Effective Amendment No. 1 to Registration Statement No. 33-30770 is incorporated by reference.

17. Financial Data Schedules are filed electronically herewith.

18. Copy of 18f-3 Plan, dated May 9, 1997, filed electronically on or about January 27, 1998 as Exhibit 18 to IDS Equity Select Fund, Inc.'s Post-Effective Amendment No. 86 to Registration Statement No. 2-13188, is incorporated herein by reference.

19(a). Directors' Power of Attorney to sign amendments to this Registration Statement, dated January 7, 1998 is filed electronically herewith.

19(b). Officers' Power of Attorney to sign amendments to this Registration Statement, dated November 1, 1995, filed as Exhibit 19(b) with Registrant's Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26.          Number of Holders of Securities

                         (1)                              (2)

                                                    Number of Record
                                                      Holders as of
                   Title of Class                    March 6 , 1998
                   --------------                    --------------

            IDS Blue Chip Advantage Fund

                    Common Stock
                       Class A                          101,061
                       Class B                            66,476
                       Class Y                            24,050
                                                          ------
                        Total                           191,587

            IDS Small Company Index Fund

                    Common Stock
                       Class A                           53,660
                       Class B                           35,170
                       Class Y                               291
                                                             ---
                        Total                            89,121

Item 27. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 28. Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Ronald G. Abrahamson, Vice President--Service Quality and Reeingineering
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Service Quality
                                                      Minneapolis, MN  55440                   and Reengineering

Douglas A. Alger, Senior Vice President--Human Resources
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Human
                                                      Minneapolis, MN  55440                   Resources

Peter J. Anderson, Director and Senior Vice President--Investment Operations
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President -
                                                      Minneapolis, MN  55440                   Investment Operations

IDS Advisory Group Inc.                                                                   Director and Chairman of the Board

IDS Capital Holdings Inc.                                                                 Director and President

IDS Futures Corporation                                                                   Director

IDS Futures III Corporation                                                               Director

IDS International, Inc.                                                                   Director, Chairman of the Board
                                                                                               and Executive Vice President

NCM Capital Management Group, Inc.                    2 Mutual Plaza                      Director
                                                      501 Willard Street
                                                      Durham, NC 27701

Ward D. Armstrong, Vice President--American Express Retirement Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - American Express
                                                      Minneapolis, MN  55440                   Retirement Services

John M. Baker, Vice President--Plan Sponsor Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Plan Sponsor
                                                      Minneapolis, MN  55440                   Services

American Express Trust Company                                                            Senior Vice President



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Joseph M. Barsky III, Vice President--Senior Portfolio Manager
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President-Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager

Robert C. Basten, Vice President--Tax and Business Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Tax and Business
                                                      Minneapolis, MN  55440                   Services

American Express Tax & Business Services Inc.                                             Director, President and Chief
                                                                                               Executive Officer

Timothy V. Bechtold, Vice President--Risk Management Products
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Risk Management
                                                      Minneapolis, MN  55440                   Products

IDS Life Insurance Company                                                                Executive Vice President - Risk
                                                                                               Management Products

Alan F. Bignall, Vice President--Technology and Development
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Technology and
                                                      Minneapolis, MN  55440                   Development

John C. Boeder, Vice President--Mature Market Group
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Mature Market
                                                      Minneapolis, MN  55440                   Group

IDS Life Insurance Company of New York                Box 5144                            Director
                                                      Albany, NY 12205

Douglas W. Brewers, Vice President--Sales Support
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Sales Support
                                                      Minneapolis, MN 55440



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Karl J. Breyer, Director, Senior Vice President--Law and Corporate Affairs
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Law and
                                                      Minneapolis, MN  55440                   Corporate Affairs

American Express Minnesota Foundation                                                     Director

IDS Aircraft Services Corporation                                                         Director and President

Daniel J. Candura, Vice President--Marketing Support
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Marketing Support
                                                      Minneapolis, MN 55440

Cynthia M. Carlson, Vice President--American Express Securities Services
-----------------------------------------------------------------------------------------------------------------------------

American Enterprise Investment Services Inc.          IDS Tower 10                        Director, President and Chief
                                                      Minneapolis, MN  55440              Executive Officer

American Express Financial Advisors                                                       Vice President - American Express
                                                                                               Securities Services

Mark W. Carter, Senior Vice President and Chief Marketing Officer
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President and Chief
                                                      Minneapolis, MN  55440                   Marketing Officer

IDS Life Insurance Company                                                                Executive Vice President -
                                                                                               Marketing

James E. Choat, Senior Vice President--Institutional Products Group
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company            IDS Tower 10                        Director and Chief Executive Officer
                                                      Minneapolis, MN 55440
American Express Financial Advisors                                                       Senior Vice President -
                                                                                               Institutional Products Group

American Express Insurance Agency of Nevada Inc.                                          Vice President - North Central
                                                                                               Region

IDS Insurance Agency of Alabama Inc.                                                      Vice President - North Central
                                                                                               Region




Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

IDS Insurance Agency of Arkansas Inc.                                                     Vice President - North Central
                                                                                               Region

IDS Insurance Agency of Massachusetts Inc.                                                Vice President - North Central
                                                                                               Region

IDS Insurance Agency of New Mexico Inc.                                                   Vice President - North Central
                                                                                               Region

IDS Insurance Agency of North Carolina Inc.                                               Vice President - North Central
                                                                                               Region

IDS Insurance Agency of Ohio Inc.                                                         Vice President - North Central
                                                                                               Region

IDS Insurance Agency of Wyoming Inc.                                                      Vice President - North Central
                                                                                               Region

Kenneth J. Ciak, Vice President and General Manager--IDS Property Casualty
-----------------------------------------------------------------------------------------------------------------------------

AMEX Assurance Company                                IDS Tower 10                        Director and President
                                                      Minneapolis, MN 55440

American Express Financial Advisors                                                       Vice President and General
                                                                                               Manager - IDS Property
                                                                                               Casualty

IDS Property Casualty Insurance Company               I WEG Blvd.                         Director and President
                                                      DePere, WI 54115

Colleen Curran, Vice President and Assistant General Counsel
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Assistant
                                                      Minneapolis, MN  55440                   General Counsel

American Express Service Corporation                                                      Vice President and Chief Legal
                                                                                               Counsel

Regenia David, Vice President--Systems Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Systems Services
                                                      Minneapolis, MN 55440



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Luz Maria Davis, Vice President--Communications
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Communications
                                                      Minneapolis, MN 55440

Gordon L. Eid, Director, Senior Vice President, Deputy General Counsel and Chief Compliance Officer
----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                       Senior Vice President, General
                                                      Minneapolis, MN  55440                  Counsel and Chief Compliance
                                                                                              Officer

American Express Insurance Agency of Nevada Inc.                                         Director and Vice President

IDS Insurance Agency of Alabama Inc.                                                     Director and Vice President

IDS Insurance Agency of Arkansas Inc.                                                    Director and Vice President

IDS Insurance Agency of Massachusetts Inc.                                               Director and Vice President

IDS Insurance Agency of New Mexico Inc.                                                  Director and Vice President

IDS Insurance Agency of North Carolina Inc.                                              Director and Vice President

IDS Insurance Agency of Ohio Inc.                                                        Director and Vice President

IDS Insurance Agency of Wyoming Inc.                                                     Director and Vice President

IDS Real Estate Services, Inc.                                                           Vice President

Investors Syndicate Development Corp.                                                    Director

Robert M. Elconin, Vice President--Government Relations
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Government
                                                      Minneapolis, MN  55440                   Relations

IDS Life Insurance Company                                                                Vice President



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Mark A. Ernst, Senior Vice President--Third Party Distribution
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Investment Services Inc.          IDS Tower 10                        Director, Senior Vice President
                                                      Minneapolis, MN 55440
American Express Financial Advisors                                                       Senior Vice President - Third Party
                                                                                               Distribution

American Express Service Corporation                                                      Senior Vice President - Third Party
                                                                                               Distribution

American Express Tax & Business Services Inc.                                             Director and Chairman of the Board

Gordon M. Fines, Vice President--Mutual Fund Equity Investments
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Mutual Fund
                                                      Minneapolis, MN  55440                   Equity Investments

IDS Advisory Group Inc.                                                                   Executive Vice President

Douglas L. Forsberg, Vice President--Institutional Products Group
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Institutional
                                                      Minneapolis, MN  55440                   Products Group

Jeffrey P. Fox, Vice President and Corporate Controller
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Corporate
                                                      Minneapolis, MN  55440                   Controller

John J. Golden, Vice President--Human Resources Planning and Field Support
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President-Human Resources
                                                      Minneapolis, MN  55440                   Planning and Field Support

Harvey Golub, Director
-------------------------------------------------------------------------------------------------------------------------------

American Express Company                              American Express Tower              Chairman and Chief Executive Officer
                                                      World Financial Center
                                                      New York, NY 10285

American Express Travel Related Services Company,                                         Chairman and Chief Executive Officer
     Inc.



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

David A. Hammer, Vice President and Marketing Controller
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Marketing
                                                      Minneapolis, MN  55440                   Controller

IDS Plan Services of California, Inc.                                                     Director and Vice President

Lorraine R. Hart, Vice President--Insurance Investments
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company            IDS Tower 10                       Vice President - Investments
                                                      Minneapolis, MN 55440
American Express Financial Advisors                                                      Vice President - Insurance Investments

American Partners Life Insurance Company                                                 Director and Vice President -
                                                                                              Investments

AMEX Assurance Company                                                                   Vice President - Investments

IDS Certificate Company                                                                  Vice President - Investments

IDS Life Insurance Company                                                               Vice President - Investments

IDS Life Series Fund, Inc.                                                               Vice President - Investments

IDS Life Variable Annuity Funds A and B                                                  Vice President - Investments

IDS Property Casualty Insurance Company                                                  Vice President - Investment Officer

Investors Syndicate Development Corp.                                                    Director and Vice President -
                                                                                              Investments

Scott A. Hawkinson, Vice President--Assured Assets Product Development and Management
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Assured Assets
                                                      Minneapolis, MN  55440                   Product Development and
                                                                                               Management

Janis K. Heaney, Vice President--Incentive Compensation
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Incentive
                                                      Minneapolis, MN  55440                   Compensation



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

James G. Hirsh, Vice President and Assistant General Counsel
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Assistant
                                                      Minneapolis, MN  55440                   General Counsel

Darryl G. Horsman, Vice President--Product Development and Technology, American Express Retirement Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Trust Company                        IDS Tower 10                        Director and President
                                                      Minneapolis, MN 55440

Jeffrey S. Horton, Vice President and Corporate Treasurer
------------------------------------------------------------------------------------------------------------------------------

American Centurion Life Assurance Company             IDS Tower 10                       Vice President and Treasurer
                                                      Minneapolis, MN 55440
American Enterprise Investment Services Inc.                                             Vice President and Treasurer

American Enterprise Life Insurance Company                                               Vice President and Treasurer

American Express Financial Advisors                                                      Vice President and Treasurer

American Express Insurance Agency of Nevada Inc.                                         Vice President and Treasurer

American Express Minnesota Foundation                                                    Vice President and Treasurer

American Express Tax and Business Services Inc.                                          Vice President and Treasurer

IDS Aircraft Services Corporation                                                        Vice President and Treasurer

IDS Capital Holdings Inc.                                                                Vice President, Treasurer and
                                                                                              Assistant Secretary

IDS Certificate Company                                                                  Vice President and Treasurer

IDS Insurance Agency of Alabama Inc.                                                     Vice President and Treasurer

IDS Insurance Agency of Arkansas Inc.                                                    Vice President and Treasurer

IDS Insurance Agency of Massachusetts Inc.                                               Vice President and Treasurer




Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

IDS Insurance Agency of New Mexico Inc.                                                  Vice President and Treasurer

IDS Insurance Agency of North Carolina Inc.                                              Vice President and Treasurer

IDS Insurance Agency of Ohio Inc.                                                        Vice President and Treasurer

IDS Insurance Agency of Wyoming Inc.                                                     Vice President and Treasurer

IDS Life Insurance Company                                                               Vice President, Treasurer and
                                                                                              Assistant Secretary

IDS Plan Services of California, Inc.                                                    Vice President and Treasurer

IDS Property Casualty Insurance Company                                                  Vice President, Treasurer and
                                                                                              Assistant Secretary

IDS Real Estate Services, Inc.                                                           Vice President and Treasurer

IDS Securities Corporation                                                               Vice President and Treasurer

Investors Syndicate Development Corp.                                                    Vice President and Treasurer

David R. Hubers, Director, President and Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                       Chairman, President and Chief
                                                      Minneapolis, MN  55440                  Executive Officer

American Express Service Corporation                                                     Director and President

AMEX Assurance Company                                                                   Director

IDS Aircraft Services Corporation                                                        Director

IDS Certificate Company                                                                  Director

IDS Life Insurance Company                                                               Director

IDS Plan Services of California, Inc.                                                    Director and President

IDS Property Casualty Insurance Company                                                  Director

Martin G. Hurwitz, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                       Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                 Manager



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

James M. Jensen, Vice President--Insurance Product Development and Management
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Insurance Product
                                                      Minneapolis, MN  55440                   Development and Management

IDS Life Insurance Company                                                                Vice President - Insurance Product
                                                                                               Development

Marietta L. Johns, Director and Senior Vice President--Field Management
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Field
                                                      Minneapolis, MN  55440                   Management

James E. Kaarre, Vice President--Marketing Promotions
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Marketing
                                                      Minneapolis, MN  55440                   Promotions

Matthew N. Karstetter, Vice President--Investment Accounting
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Investment
                                                      Minneapolis, MN  55440                   Accounting

Linda B. Keene, Vice President--Market Development
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Market
                                                      Minneapolis, MN  55440                   Development

G. Michael Kennedy, Vice President--Investment Services and Investment Research
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Investment
                                                      Minneapolis, MN  55440                   Services and Investment
                                                                                               Research

Susan D. Kinder, Director and Senior Vice President--Distribution Services
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President -
                                                      Minneapolis, MN  55440                   Distribution Services

Brian Kleinberg, Executive Vice President--Financial Direct
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Executive Vice President -
                                                      Minneapolis, MN  55440                   Financial Direct



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Richard W. Kling, Director and Senior Vice President--Products
----------------------------------------------------------------------------------------------------------------------------

American Centurion Life Assurance Company             IDS Tower 10                        Director
                                                      Minneapolis, MN 55440
American Enterprise Life Insurance Company                                                Director and Chairman of the
                                                                                               Board

American Express Financial Advisors                                                       Senior Vice President - Products

American Express Insurance Agency of Nevada Inc.                                          Director and President
American Express Service Corporation                                                      Vice President

American Partners Life Insurance Company                                                  Director and Chairman of the
                                                                                               Board

AMEX Assurance Company                                                                    Director

IDS Certificate Company                                                                   Director and Chairman of the
                                                                                               Board

IDS Insurance Agency of Alabama Inc.                                                      Director and President

IDS Insurance Agency of Arkansas Inc.                                                     Director and President

IDS Insurance Agency of Massachusetts Inc.                                                Director and President

IDS Insurance Agency of New Mexico Inc.                                                   Director and President

IDS Insurance Agency of North Carolina Inc.                                               Director and President

IDS Insurance Agency of Ohio Inc.                                                         Director and President

IDS Insurance Agency of Wyoming Inc.                                                      Director and President

IDS Life Insurance Company                                                                Director and President

IDS Life Series Fund, Inc.                                                                Director and President

IDS Life Variable Annuity Funds A and B                                                   Manager, Chairman of the Board
                                                                                               and President




Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

IDS Property Casualty Insurance Company                                                   Director

IDS Life Insurance Company of New York                P.O. Box 5144                       Director, Chairman of the Board
                                                      Albany, NY  12205                        and President

Paul F. Kolkman, Vice President--Actuarial Finance
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Actuarial Finance
                                                      Minneapolis, MN 55440
IDS Life Insurance Company                                                                Director and Executive Vice
                                                                                               President

IDS Life Series Fund, Inc.                                                                Vice President and Chief Actuary

IDS Property Casualty Insurance Company                                                   Director

Claire Kolmodin, Vice President--Service Quality
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Service Quality
                                                      Minneapolis, MN 55440

Steven C. Kumagai, Director and Senior Vice President--Field Management and Business Systems
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Director and Senior Vice President
                                                      Minneapolis, MN  55440                   - Field Management and
                                                                                               Business Systems

Edward Labenski, Jr., Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager

IDS Advisory Group Inc.                                                                   Senior Vice President

Kurt A. Larson, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Lori J. Larson, Vice President--Variable Assets Product Development
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Variable Assets
                                                      Minneapolis, MN  55440                   Product Development

IDS Cable Corporation                                                                     Director and President

IDS Cable II Corporation                                                                  Director and President

IDS Futures Brokerage Group                                                               Assistant Vice President - General
                                                                                               Manager and Director

IDS Futures Corporation                                                                   Director and President

IDS Futures III Corporation                                                               Director and Vice President

IDS Management Corporation                                                                Director and President

IDS Partnership Services Corporation                                                      Director and President

IDS Realty Corporation                                                                    Director and President

Ryan R. Larson, Vice President--IPG Product Development
-------------------------------------------------------------------------------------------------------------------------------

American Centurion Life Assurance Company             IDS Tower 10                        Director and Vice President -
                                                      Minneapolis, MN  55440                   Product Development

American Express Financial Advisors                                                       Vice President - IPG Product
                                                                                               Development

IDS Life Insurance Company                                                                Vice President

Daniel E. Laufenberg, Vice President and Chief U.S. Economist
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Chief U.S.
                                                      Minneapolis, MN  55440                   Economist

Richard J. Lazarchic, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Peter A. Lefferts, Director and Senior Vice President--Corporate Strategy and Development
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Corporate
                                                      Minneapolis, MN  55440                   Strategy and Development

American Express Trust Company                                                            Director

IDS Plan Services of California, Inc.                                                     Director

Douglas A. Lennick, Director and Executive Vice President--Private Client Group
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Director and Executive Vice
                                                      Minneapolis, MN  55440                   President - Private Client
                                                                                               Group

Jonathan S. Linen, Director
-------------------------------------------------------------------------------------------------------------------------------



Mary J. Malevich, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager

Fred A. Mandell, Vice President--Field Marketing Readiness
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Field Marketing
                                                      Minneapolis, MN  55440                   Readiness

Thomas W. Medcalf, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager

William C. Melton, Vice President--International Research and Chief International Economist
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - International
                                                      Minneapolis, MN  55440                   Research and Chief
                                                                                               International Economist

James A. Mitchell, Director and Executive Vice President--Marketing and Products
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Investment Services Inc.          IDS Tower 10                        Director
                                                      Minneapolis, MN 55440
American Express Financial Advisors                                                       Executive Vice President -
                                                                                               Marketing and Products



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

American Express Service Corporation                                                      Director and Senior Vice President

American Express Tax and Business Services Inc.                                           Director

AMEX Assurance Company                                                                    Director

IDS Certificate Company                                                                   Director

IDS Life Insurance Company                                                                Director, Chairman of the Board and
                                                                                               Chief Executive Officer

IDS Plan Services of California, Inc.                                                     Director

IDS Property Casualty Insurance Company                                                   Director

William P. Miller, Vice President and Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Senior Portfolio
                                                      Minneapolis, MN  55440                   Manager

Pamela J. Moret, Vice President--Variable Assets
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Variable Assets
                                                      Minneapolis, MN 55440
American Express Trust Company                                                            Vice President

IDS Life Insurance Company                                                                Executive Vice President - Variable
                                                                                               Assets

Barry J. Murphy, Director and Senior Vice President--Client Service
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Client
                                                      Minneapolis, MN  55440                   Service

IDS Life Insurance Company                                                                Director and Executive Vice
                                                                                               President - Client Service

Mary Owens Neal, Vice President--Mature Market Segment
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Mature Market
                                                      Minneapolis, MN  55440                   Segment



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Robert J. Neis, Vice President--Technology Services
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Technology Services
                                                      Minneapolis, MN 55440

James R. Palmer, Vice President--Taxes
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Taxes
                                                      Minneapolis, MN 55440
IDS Aircraft Services Corporation                                                         Vice President

IDS Life Insurance Company                                                                Vice President - Taxes

Carla P. Pavone, Vice President--Compensation and Field Administration
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Compensation and
                                                      Minneapolis, MN  55440                   Field Administration

Susan B. Plimpton, Vice President--Marketing Services
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Marketing
                                                      Minneapolis, MN  55440                   Services

Ronald W. Powell, Vice President and Assistant General Counsel
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President and Assistant
                                                      Minneapolis, MN  55440                   General Counsel

IDS Cable Corporation                                                                     Vice President and Assistant
                                                                                               Secretary

IDS Cable II Corporation                                                                  Vice President and Assistant
                                                                                               Secretary

IDS Management Corporation                                                                Vice President and Assistant
                                                                                               Secretary

IDS Partnership Services Corporation                                                      Vice President and Assistant
                                                                                               Secretary

IDS Plan Services of California, Inc.                                                     Vice President and Assistant
                                                                                               Secretary

IDS Realty Corporation                                                                    Vice President and Assistant
                                                                                               Secretary



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

James M. Punch, Vice President--Special Projects
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Special Projects
                                                      Minneapolis, MN 55440

Frederick C. Quirsfeld, Vice President--Taxable Mutual Fund Investments
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Taxable Mutual
                                                      Minneapolis, MN  55440              Fund Investments

IDS Advisory Group Inc.                                                                   Vice President

Debra J. Rabe, Vice President--Financial Planning
-----------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Financial
                                                      Minneapolis, MN  55440                   Planning

ReBecca K. Roloff, Senior Vice President--Field Management and Financial Advisory Service
------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President - Field
                                                      Minneapolis, MN  55440                   Management and Financial
                                                                                               Advisory Service

Stephen W. Roszell, Senior Vice President--Institutional
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Senior Vice President -
                                                      Minneapolis, MN  55440                   Institutional

IDS Advisory Group Inc.                                                                   Director

IDS International, Inc.                                                                   Director

IDS Fund Management Limited                                                               Director

John P. Ryan, Vice President and General Auditor
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President and General Auditor
                                                      Minneapolis, MN 55440

Erven A. Samsel, Director and Senior Vice President--Field Management
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Senior Vice President - Field
                                                      Minneapolis, MN  55440                    Management

American Express Insurance Agency of Nevada Inc.                                           Vice President - New England Region




Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

IDS Insurance Agency of Alabama Inc.                                                       Vice President - New England Region

IDS Insurance Agency of Arkansas Inc.                                                      Vice President - New England Region

IDS Insurance Agency of Massachusetts Inc.                                                 Vice President - New England Region

IDS Insurance Agency of New Mexico Inc.                                                    Vice President - New England Region

IDS Insurance Agency of North Carolina Inc.                                                Vice President - New England Region

IDS Insurance Agency of Ohio Inc.                                                          Vice President - New England Region

IDS Insurance Agency of Wyoming Inc.                                                       Vice President - New England Region

Stuart A. Sedlacek, Vice President--Assured Assets
-------------------------------------------------------------------------------------------------------------------------------

American Centurion Life Assurance Company             IDS Tower 10                         Director, Chairman and President
                                                      Minneapolis, MN 55440
American Enterprise Life Insurance Company                                                 Director and Executive Vice
                                                                                                President, Assured Assets

American Express Financial Advisors                                                        Vice President - Assured Assets

American Partners Life Insurance Company                                                   Director and President

IDS Certificate Company                                                                    Director and President

IDS Life Insurance Company                                                                 Director and Executive Vice
                                                                                                President - Assured Assets

Investors Syndicate Development Corp.                                                      Director, Chairman of the Board
                                                                                                and President



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Donald K. Shanks, Vice President--Property Casualty
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Property Casualty
                                                      Minneapolis, MN 55440
IDS Property Casualty Insurance Company                                                    Senior Vice President

F. Dale Simmons, Vice President--Senior Portfolio Manager, Insurance Investments
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company            IDS Tower 10                         Vice President - Real Estate Loan
                                                      Minneapolis, MN  55440               Management

American Express Financial Advisors                                                        Vice President - Senior Portfolio
                                                                                           Manager, Insurance Investments

American Partners Life Insurance Company                                                   Vice President - Real Estate Loan
                                                                                           Management

AMEX Assurance Company                                                                     Vice President

IDS Certificate Company                                                                    Vice President - Real Estate Loan
                                                                                           Management

IDS Life Insurance Company                                                                 Vice President - Real Estate Loan
                                                                                           Management and Assistant Treasurer

IDS Partnership Services Corporation                                                       Vice President

IDS Real Estate Services Inc.                                                              Director and Vice President

IDS Realty Corporation                                                                     Vice President

IDS Life Insurance Company of New York                Box 5144                             Vice President and Assistant
                                                      Albany, NY  12205                    Treasurer

Judy P. Skoglund, Vice President--Human Resources and Organization Development
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Human Resources
                                                      Minneapolis, MN  55440                    and Organization Development



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Ben C. Smith, Vice President--Workplace Marketing
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Workplace
                                                      Minneapolis, MN  55440                    Marketing

William A. Smith, Vice President and Controller--Private Client Group
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President and Controller -
                                                      Minneapolis, MN  55440                    Private Client Group

Bridget Sperl, Vice President--Geographic Service Teams
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Geographic
                                                      Minneapolis, MN  55440                    Service Teams

William A. Stoltzmann, Vice President and Assistant General Counsel
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company              P.O. Box 534                     Director, Vice President, General
                                                        Minneapolis, MN  55440                Counsel and Secretary

American Express Financial Advisors                     IDS Tower 10                     Vice President and Assistant General
                                                        Minneapolis, MN  55440                Counsel

American Partners Life Insurance Company                                                 Director, Vice President, General
                                                                                              Counsel and Secretary

IDS Life Insurance Company                                                               Vice President, General Counsel and
                                                                                              Secretary


James J. Strauss, Vice President--Corporate Planning and Analysis
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Corporate Planning
                                                      Minneapolis, MN  55440                   and Analysis

Jeffrey J. Stremcha, Vice President--Information Resource Management/ISD
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                        Vice President - Information
                                                      Minneapolis, MN  55440                   Resource Management/ISD

Barbara Stroup Stewart, Vice President--Corporate Reengineering
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Corporate
                                                      Minneapolis, MN  55440                    Reengineering



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Wesley W. Wadman, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                    Manager

IDS Advisory Group Inc.                                                                    Executive Vice President

IDS Fund Management Limited                                                                Director and Vice Chairman

IDS International, Inc.                                                                    Senior Vice President

Norman Weaver Jr., Director and Senior Vice President--Field Management
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Senior Vice President - Field
                                                      Minneapolis, MN  55440                    Management

American Express Insurance Agency of Nevada Inc.                                           Vice President - Pacific Region

IDS Insurance Agency of Alabama Inc.                                                       Vice President - Pacific Region

IDS Insurance Agency of Arkansas Inc.                                                      Vice President - Pacific Region

IDS Insurance Agency of Massachusetts Inc.                                                 Vice President - Pacific Region

IDS Insurance Agency of New Mexico Inc.                                                    Vice President - Pacific Region

IDS Insurance Agency of North Carolina Inc.                                                Vice President - Pacific Region

IDS Insurance Agency of Ohio Inc.                                                          Vice President - Pacific Region

IDS Insurance Agency of Wyoming Inc.                                                       Vice President - Pacific Region



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Michael L. Weiner, Vice President--Tax Research and Audit
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Tax Research and
                                                      Minneapolis, MN  55440                    Audit

American Express Service Corporation                                                       Assistant Treasurer

IDS Capital Holdings Inc.                                                                  Vice President

IDS Futures Brokerage Group                                                                Vice President

IDS Futures Corporation                                                                    Vice President, Treasurer and
                                                                                                Secretary

IDS Futures III Corporation                                                                Vice President, Treasurer and
                                                                                                Secretary

Lawrence J. Welte, Vice President--Investment Administration
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Investment
                                                      Minneapolis, MN  55440                    Administration


Jeffry F. Welter, Vice President--Equity and Fixed Income Trading
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Equity and Fixed
                                                      Minneapolis, MN  55440                    Income Trading

Edwin M. Wistrand, Vice President and Assistant General Counsel
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President and Assistant
                                                      Minneapolis, MN  55440                    General Counsel

Michael D. Wolf, Vice President--Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Vice President - Senior Portfolio
                                                      Minneapolis, MN  55440                    Manager

IDS Advisory Group Inc.                                                                    Executive Vice President



Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation) (cont'd)

Michael R. Woodward, Director and Senior Vice President--Field Management
-------------------------------------------------------------------------------------------------------------------------------

American Express Financial Advisors                   IDS Tower 10                         Senior Vice President - Field
                                                      Minneapolis, MN  55440                    Management

American Express Insurance Agency of Nevada Inc.                                           Vice President - North  Region

IDS Insurance Agency of Alabama Inc.                                                       Vice President - North Region

IDS Insurance Agency of Arkansas Inc.                                                      Vice President - North Region

IDS Insurance Agency of Massachusetts Inc.                                                 Vice President - North Region

IDS Insurance Agency of New Mexico Inc.                                                    Vice President - North Region

IDS Insurance Agency of North Carolina Inc.                                                Vice President - North Region

IDS Insurance Agency of Ohio Inc.                                                          Vice President - North Region

IDS Insurance Agency of Wyoming Inc.                                                       Vice President - North Region

IDS Life Insurance Company of New York                Box 5144                             Director
                                                      Albany, NY 12205

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         IDS Bond Fund, Inc.; IDS California Tax-Exempt Trust; IDS Discovery Fund, Inc.; IDS Equity Select Fund, Inc.; IDS Extra Income Fund, Inc.; IDS Federal Income Fund, Inc.; IDS Global Series, Inc.; IDS Growth Fund, Inc.; IDS High Yield Tax-Exempt Fund, Inc.; IDS International Fund, Inc.; IDS Investment Series, Inc.; IDS Managed Retirement Fund, Inc.; IDS Market Advantage Series, Inc.; IDS Money Market Series, Inc.; IDS New Dimensions Fund, Inc.; IDS Precious Metals Fund, Inc.; IDS Progressive Fund, Inc.; IDS Selective Fund, Inc.; IDS Special Tax-Exempt Series Trust; IDS Stock Fund, Inc.; IDS Strategy Fund, Inc.; IDS Tax-Exempt Bond Fund, Inc.; IDS Tax-Free Money Fund, Inc.; IDS Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust, Tax-Free Income Trust, World Trust and IDS Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Ronald G. Abrahamson                         Vice President-Service Quality     None
IDS Tower 10                                 and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                             Senior Vice President-Human        None
IDS Tower 10                                 Resources
Minneapolis, MN  55440

Peter J. Anderson                            Senior Vice President-Investment   Vice President
IDS Tower 10                                 Operations
Minneapolis, MN  55440

Ward D. Armstrong                            Vice President-American Express,   None
IDS Tower 10                                 Institutional Services
Minneapolis, MN  55440

John M. Baker                                Vice President-Plan Sponsor        None
IDS Tower 10                                 Services
Minneapolis, MN  55440

Joseph M. Barsky III                         Vice President-Senior Portfolio    None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

Robert C. Basten                             Vice President-Tax and Business    None
IDS Tower 10                                 Services
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Timothy V. Bechtold                          Vice President-Risk Management     None
IDS Tower 10                                 Products
Minneapolis, MN  55440

John D. Begley                               Group Vice President-Ohio/Indiana  None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235





Jack A. Benjamin                             Group Vice President-Greater      None
Suite 200                                    Pennsylvania
3500 Market Street
Camp Hill, PA  17011

Alan F. Bignall                              Vice President-Technology and     None
IDS Tower 10                                 Development
Minneapolis, MN  55440

Brent L. Bisson                              Group Vice President-Los          None
Suite 900, E. Westside Twr                   Angeles Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                               Vice President-Mature Market      None
IDS Tower 10                                 Group
Minneapolis, MN  55440

Walter K. Booker                             Group Vice President-New Jersey   None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                            Group Vice President-Gulf States  None
Galleria One Suite 1900
Galleria Blvd.
Metairie, LA  70001

Charles R. Branch                            Group Vice President-Northwest    None
Suite 200
West 111 North River Dr
Spokane, WA  99201

Douglas W. Brewers                           Vice President-Sales Support      None
IDS Tower 10
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Karl J. Breyer                               Senior Vice President-Law and     None
IDS Tower 10                                 Corporate
Minneapolis, MN  55440                       Affairs

Daniel J. Candura                            Vice President-Marketing Support  None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                           Vice President-American Express   None
IDS Tower 10                                 Securities Services
Minneapolis, MN  55440

Mark W. Carter                               Senior Vice President and Chief   None
IDS Tower 10                                 Marketing Officer
Minneapolis, MN  55440

James E. Choat                               Senior Vice                       None
IDS Tower 10                                 President-Institutional
Minneapolis, MN  55440                       Products Group

Kenneth J. Ciak                              Vice President and General        None
IDS Property Casualty                        Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Roger C. Corea                               Group Vice President-Upstate      None
290 Woodcliff Drive                          New York
Fairport, NY  14450

Henry J. Cormier                             Group Vice President-Connecticut  None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                             Group Vice President-Arkansas /   None
Suite 200                                    Springfield / Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                               Group Vice                        None
Suite 312                                    President-Carolinas/Eastern
7300 Carmel Executive Pk                     Georgia
Charlotte, NC  28226






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Colleen Curran                               Vice President and assistant      None
IDS Tower 10                                 General Counsel
Minneapolis, MN  55440

Reginia David                                Vice President-Systems Services   None
IDS Tower 10
Minneapolis, MN  55440

Luz Maria Davis                              Vice President-Communications     None
IDS Tower 10
Minneapolis, MN  55440

Scott M. DiGiammarino                        Group Vice                        None
Suite 500, 8045 Leesburg Pike                President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                             Group Vice President-Eastern      None
Two Datran Center                            Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Gordon L. Eid                                Senior Vice President, General    None
IDS Tower 10                                 Counsel and Chief Compliance
Minneapolis, MN  55440                       Officer

Robert M. Elconin                            Vice President-Government         None
IDS Tower 10                                 Relations
Minneapolis, MN  55440

Mark A. Ernst                                Senior Vice President-Third       None
IDS Tower 10                                 Party Distribution
Minneapolis, MN  55440

Joseph Evanovich Jr.                         Group Vice                        None
One Old Mill                                 President-Nebraska/Iowa/Dakotas
101 South 108th Avenue
Omaha, NE  68154





Louise P. Evenson                            Group Vice President-San          None
Suite 200                                    Francisco Bay Area
1333 N. California Blvd.
Walnut Creek, CA  94596






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Gordon M. Fines                              Vice President-Mutual Fund        None
IDS Tower 10                                 Equity Investments
Minneapolis, MN  55440

Douglas L. Forsberg                          Vice President-Institutional      None
IDS Tower 10                                 Products Group
Minneapolis, MN  55440

Jeffrey P. Fox                               Vice President and Corporate      None
IDS Tower 10                                 Controller
Minneapolis, MN  55440

William P. Fritz                             Group Vice President-Northern     None
Suite 160                                    Missouri
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                                 Group Vice President-Twin City    None
8500 Tower Suite 1770                        Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

John J. Golden                               Vice President-Human Resources    None
IDS Tower 10                                 Planning and Field Support
Minneapolis, MN  55440

David A. Hammer                              Vice President and Marketing      None
IDS Tower 10                                 Controller
Minneapolis, MN  55440

Teresa A. Hanratty                           Group Vice President-Northern     None
Suites 6&7                                   New England
169 South River Road
Bedford, NH  03110

Robert L. Harden                             Group Vice President-Boston       None
Two Constitution Plaza                       Metro
Boston, MA  02129

Lorraine R. Hart                             Vice President-Insurance          None
IDS Tower 10                                 Investments
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Scott A. Hawkinson                           Vice President-Assured Assets     None
IDS Tower 10                                 Product Development and
Minneapolis, MN  55440                       Management

Brian M. Heath                               Group Vice President-North Texas  None
Suite 150
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                              Vice President-Incentive          None
IDS Tower 10                                 Compensation
Minneapolis, MN  55440

James G. Hirsh                               Vice President and Assistant      None
IDS Tower 10                                 General Counsel
Minneapolis, MN  55440

Jon E. Hjelm                                 Group Vice President-Rhode        None
319 Southbridge Street                       Island/Central-Western
Auburn, MA  01501                            Massachusetts

David J. Hockenberry                         Group Vice President-Eastern      None
30 Burton Hills Blvd.                        Tennessee
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                            Vice President and Treasurer      None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                              Chairman, President and Chief     Board member
IDS Tower 10                                 Executive Officer
Minneapolis, MN  55440

Martin G. Hurwitz                            Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

James M. Jensen                              Vice President-Insurance          None
IDS Tower 10                                 Product Development and
Minneapolis, MN  55440                       Management






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Marietta L. Johns                            Senior Vice President-Field       None
IDS Tower 10                                 Management
Minneapolis, MN  55440

James E. Kaarre                              Vice President-Marketing          None
IDS Tower 10                                 Promotions
Minneapolis, MN  55440

Matthew N. Karstetter                        Vice President-Investment         None
IDS Tower 10                                 Accounting
Minneapolis, MN  55440

Linda B. Keene                               Vice President-Market             None
IDS Tower 10                                 Development
Minneapolis, MN  55440

G. Michael Kennedy                           Vice President-Investment         None
IDS Tower 10                                 Services and Investment Research
Minneapolis, MN  55440

Susan D. Kinder                              Senior Vice                       None
IDS Tower 10                                 President-Distribution Services
Minneapolis, MN  55440

Brian Kleinberg                              Executive Vice                    None
IDS Tower 10                                 President-Financial Direct
Minneapolis, MN  55440

Richard  W. Kling                            Senior Vice President-Products    None
IDS Tower 10
Minneapolis, MN  55440

Paul F. Kolkman                              Vice President-Actuarial Finance  None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                              Vice President-Service Quality    None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                             Group Vice President-Greater      None
Suite 108                                    Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002





(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Steven C. Kumagai                            Director and Senior Vice          None
IDS Tower 10                                 President-Field Management and
Minneapolis, MN  55440                       Business Systems

Mitre Kutanovski                             Group Vice President-Chicago      None
Suite 680                                    Metro
8585 Broadway
Merrillville, IN  48410

Edward Labenski Jr.                          Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

Kurt A. Larson                               Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

Lori J. Larson                               Vice President-Variable Assets    None
IDS Tower 10                                 Product Development
Minneapolis, MN  55440

Ryan R. Larson                               Vice President- IPG Product       None
IDS Tower 10                                 Development
Minneapolis, MN  55440

Daniel E. Laufenberg                         Vice President and Chief U.S.     None
IDS Tower 10                                 Economist
Minneapolis, MN  55440

Richard J. Lazarchic                         Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

Peter A. Lefferts                            Senior Vice President-Corporate   None
IDS Tower 10                                 Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                           Director and Executive Vice       None
IDS Tower 10                                 President-Private Client Group
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Mary J. Malevich                             Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

Fred A. Mandell                              Vice President-Field Marketing    None
IDS Tower 10                                 Readiness
Minneapolis, MN  55440

Daniel E. Martin                             Group Vice President-Pittsburgh   None
Suite 650                                    Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Thomas W. Medcalf                            Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440

William C. Melton                            Vice President-International      None
IDS Tower 10                                 Research and Chief
Minneapolis, MN  55440                       International Economist

William P. Miller                            Vice President and Senior         None
IDS Tower 10                                 Portfolio Manager
Minneapolis, MN  55440

James A. Mitchell                            Executive Vice                    None
IDS Tower 10                                 President-Marketing and Products
Minneapolis, MN  55440

Pamela J. Moret                              Vice President-Variable Assets    None
IDS Tower 10
Minneapolis, MN  55440

Alan D. Morgenstern                          Group Vice President-Central      None
Suite 200                                    California/Western Nevada
3500 Market Street
Camp Hill, NJ  17011

Barry J. Murphy                              Senior Vice President-Client      None
IDS Tower 10                                 Service
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Mary Owens Neal                              Vice President-Mature Market      None
IDS Tower 10                                 Segment
Minneapolis, MN  55440

Robert J. Neis                               Vice President-Technology         None
IDS Tower 10                                 Services
Minneapolis, MN  55440

Thomas V. Nicolosi                           Group Vice President-New York     None
Suite 220                                    Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

James R. Palmer                              Vice President-Taxes              None
IDS Tower 10
Minneapolis, MN  55440

Carla P. Pavone                              Vice President-Compensation and   None
IDS Tower 10                                 Field Administration
Minneapolis, MN  55440

Susan B. Plimpton                            Vice President-Marketing          None
IDS Tower 10                                 Services
Minneapolis, MN  55440

Larry M. Post                                Group Vice                        None
One Tower Bridge                             President-Philadelphia Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                             Vice President and Assistant      None
IDS Tower 10                                 General Counsel
Minneapolis, MN  55440

James M. Punch                               Vice President-Special Projects   None
IDS Tower 10
Minneapolis, MN  55440

Frederick C. Quirsfeld                       Vice President-Taxable Mutual     None
IDS Tower 10                                 Fund Investments
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Debra J. Rabe                                Vice President-Financial          None
IDS Tower 10                                 Planning
Minneapolis, MN  55440

R. Daniel Richardson                         Group Vice President-Southern     None
Suite 800                                    Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                            Senior Vice President-Field       None
IDS Tower 10                                 Management and Financial
Minneapolis, MN  55440                       Advisory Service

Stephen W. Roszell                           Senior Vice                       None
IDS Tower 10                                 President-Institutional
Minneapolis, MN  55440

Max G. Roth                                  Group Vice                        None
Suite 201 S IDS Ctr                          President-Wisconsin/Upper
1400 Lombardi Avenue                         Michigan
Green Bay, WI  54304

John P. Ryan                                 Vice President and General        None
IDS Tower 10                                 Auditor
Minneapolis, MN  55440

Erven A. Samsel                              Senior Vice President-Field       None
45 Braintree Hill Park                       Management
Suite 402
Braintree, MA  02184

Russell L. Scalfano                          Group Vice                        None
Suite 201                                    President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                            Group Vice                        None
Suite 205                                    President-Arizona/Las Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Stuart A. Sedlacek                           Vice President-Assured Assets     None
IDS Tower 10
Minneapolis, MN  55440

Donald K. Shanks                             Vice President-Property Casualty  None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                              Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                             Vice President-Human Resources    None
IDS Tower 10                                 and Organization Development
Minneapolis, MN  55440

Ben C. Smith                                 Vice President- Workplace         None
IDS Tower 10                                 Marketing
Minneapolis, MN  55440

William A. Smith                             Vice President and                None
IDS Tower 10                                 Controller-Private Client Group
Minneapolis, MN  55440

James B. Solberg                             Group Vice President-Eastern      None
466 Westdale Mall                            Iowa Area
Cedar Rapids, IA  52404

Bridget Sperl                                Vice President-Geographic         None
IDS Tower 10                                 Service Teams
Minneapolis, MN  55440

Paul J. Stanislaw                            Group Vice President-Southern     None
Suite 1100                                   California
Two Park Plaza
Irvine, CA  92714

Lois A. Stilwell                             Group Vice President-Outstate     None
Suite 433                                    Minnesota Area/ North
9900 East Bren Road                          Dakota/Western Wisconsin
Minnetonka, MN  55343






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

William A. Stoltzmann                        Vice President and Assistant      None
IDS Tower 10                                 General Counsel
Minneapolis, MN  55440

James J. Strauss                             Vice President-Corporate          None
IDS Tower 10                                 Planning and Analysis
Minneapolis, MN  55440

Jeffrey J. Stremcha                          Vice President-Information        None
IDS Tower 10                                 Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                       Vice President-Corporate          None
IDS Tower 10                                 Reengineering
Minneapolis, MN  55440

Craig P. Taucher                             Group Vice                        None
Suite 150                                    President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                               Group Vice                        None
Suite 425                                    President-Seattle/Tacoma
101 Elliott Avenue West
Seattle, WA  98119

Peter S. Velardi                             Group Vice                        None
Suite 180                                    President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                      Group Vice                        None
Suite 100                                    President-Denver/Salt Lake
Stanford Plaza II                            City/Albuquerque
7979 East Tufts Ave Pkwy
Denver, CO  80237

Wesley W. Wadman                             Vice President-Senior Portfolio   None
IDS Tower 10                                 Manager
Minneapolis, MN  55440






(b)      As to each director, officer or partner of the principal underwriter (American Express
         Financial Advisors, Inc.) (Con't):

Name and Principal Business Address          Position and Offices with          Offices with Registrant
                                             Underwriter
-------------------------------------------- ---------------------------------- --------------------------

Norman Weaver Jr.                            Senior Vice President-Field       None
1010 Main St. Suite 2B                       Management
Huntington Beach, CA  92648

Michael L. Weiner                            Vice President-Tax Research and   None
IDS Tower 10                                 Audit
Minneapolis, MN  55440

Lawrence J. Welte                            Vice President-Investment         None
IDS Tower 10                                 Administration
Minneapolis, MN  55440

Jeffry M. Welter                             Vice President-Equity and Fixed   None
IDS Tower 10                                 Income Trading
Minneapolis, MN  55440

Thomas L. White                              Group Vice President-Cleveland    None
Suite 200                                    Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                             Group Vice President-Virginia     None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                          Group Vice President-Western      None
Two North Tamiami Trail                      Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                            Vice President and Assistant      None
IDS Tower 10                                 General Counsel
Minneapolis, MN  55440

Michael D. Wolf                              Vice President- Senior            None
IDS Tower 10                                 Portfolio Manager
Minneapolis, MN  55440

Michael R. Woodward                          Senior Vice President-Field       None
32 Ellicott St                               Management
Suite 100
Batavia, NY  14020

Item 29(c).       Not applicable.

Item 30.          Location of Accounts and Records

                  American Express Financial Corporation
                  IDS Tower 10
                  Minneapolis, MN  55440

Item 31.          Management Services

                  Not Applicable.

Item 32.          Undertakings

                  (a)  Not Applicable.
                  (b)  Not Applicable.
                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Market Advantage Series, Inc. certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of March, 1998.


IDS MARKET ADVANTAGE SERIES, INC.


by       ________________________________
         Matthew N. Karstetter, Treasurer


by /s/   William R. Pearce**
         William R. Pearce, Chairman of the board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of March, 1998.

Signatures                                           Capacity

/s/  William R. Pearce*                              Chairman of the board
     William R. Pearce

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  William H. Dudley*                              Director
     William H. Dudley

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

Signatures                                           Capacity


/s/  Edson W. Spencer*                               Director
     Edson W. Spencer

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  Wheelock Whitney*                               Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated January 7, 1998, filed electronically herewith as Exhibit 19(a), by:



_________________________
Leslie L. Ogg

**Signed  pursuant to Officers' Power of Attorney dated November 1, 1995,  filed
as  Exhibit  19(b),   to  Registrant's   Post-Effective   Amendment  No.  16  to
Registration Statement No. 33-30770, by:



_________________________
Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 19
TO REGISTRATION STATEMENT NO. 33-30770


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

        Prospectus for IDS Blue Chip Advantage Fund.

        Prospectus for IDS Small Company Index Fund.

Part B.

        Statement of Additional Information for IDS Blue Chip Advantage Fund.

        Statement of Additional Information for IDS Small Company Index Fund.

        Financial Statements.

Part C.

        Other information.

The signatures.